UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified Emerging Markets Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by portfolio managers Elizabeth Slover, Michelle Y. Chan, CFA, Julianne McHugh, C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 6.66%, Class C shares returned 6.00%, Class I shares returned 6.79%, and Class Y shares returned 6.86%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 8.81% for the same period.2

Stocks in the emerging markets gained ground during the reporting period, largely in response to accelerating corporate earnings growth and positive economic developments. The fund lagged the Index due to shortfalls in one of the fund’s underlying funds, Dreyfus Global Emerging Markets Fund, and one of the fund’s underlying investment strategies, referred to below as the Mellon Capital Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among two emerging market equity strategies by BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus (the Mellon Capital Strategy and the TBCAM Strategy), and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Investment Management (North America) Limited (the Newton Fund), and Dreyfus Strategic Beta Emerging Markets Equity Fund, which is sub-advised by BNY Mellon AMNA (the Mellon Capital Fund). The Mellon Capital Strategy is through the Mellon Capital Management active equity portfolio management team and the TBCAM Strategy is through The Boston Company Asset Management global research portfolio team, each at BNY Mellon AMNA. Dreyfus determines the investment strategies and sets the target allocations.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Emerging Markets Continued to Rebound

Emerging-market equities benefited broadly from positive global economic trends during the first four months of the reporting period. Corporate earnings growth gained momentum across most industry groups and geographic regions. Strengthening global demand for commodities bolstered markets that export raw materials and energy, such as Russia and Brazil. Strong information technology and financial sector performance drove gains in China. South Korea benefited from easing regional political tensions. In contrast, only a handful of national equity markets suffered declines during the reporting period. Mexico fared poorly due to unfavorable currency exchange movements and doubts regarding the future of the North American Free Trade Agreement (NAFTA), while the Philippines experienced unusually severe market volatility.

Global equity markets, including most emerging markets, dipped sharply in February 2018 in response to concerns about renewed inflationary pressures in the United States. In March, the prospect of potential U.S. trade restrictions sparked additional market declines. However, the Index remained in solidly positive territory for the reporting period overall.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Index was constrained by shortfalls posted by two of four underlying strategies/funds. Most notably, the Newton Fund was undermined in January and February 2018 by underweighted exposure to banks, an overweighted position in consumer discretionary stocks, and a lack of holdings in the rallying energy sector. Indian software and retail service company Vakrangee represented the largest individual detractor from the fund’s results. These detractors more than offset better results earlier in the reporting period, when the fund’s security selection process proved particularly beneficial among information technology stocks in India.

The Mellon Capital Strategy also trailed the Index, in part due to disappointing security selections in the industrials and health care sectors. More successful stock picks in the consumer discretionary and financials sectors were not enough to make up for shortfalls in other areas. This strategy also lagged market averages in South Korea and Brazil.

The Dreyfus Strategic Beta Emerging Markets Equity Fund fared better than the Index on the strength of favorable stock selections in the real estate and financials sectors. From a country perspective, the fund achieved positive relative results in South Korea and Poland, more than compensating for relatively weak results in South Africa and Malaysia.

The TBCAM Strategy outperformed the Index as a result of strongly positive contributions from investments in China, Mexico, and Taiwan. Industry groups that supported relative performance included the financials and information technology sectors, which more than made up for relative weakness in the industrials and health care sectors.

4

Finding Ample Opportunities in the Emerging Markets

While recent threats of new U.S. tariffs have raised concerns regarding stock market volatility and the stability of international trade relations, we believe that fundamental economic trends portend well for continued growth in the emerging markets. Each of the fund’s four underlying strategies/funds employs its own distinctive approach to investing in emerging-market equities, and all report that they have continued to find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser or underlying fund will achieve its particular investment objective.

Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018†

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$6.01	$11.68	$4.33	$3.93
Ending value (after expenses)	$1,066.60	$1,060.00	$1,067.90	$1,068.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018†††

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$5.94	$11.55	$4.28	$3.88
Ending value (after expenses)	$1,019.05	$1,013.46	$1,020.69	$1,021.09

† The statements above represent March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
†† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 2.30% for Class C, .85% for Class I and .77% for Class Y, multiplied by the average account value over the period, multiplied by 180/365 (to reflect actual days in the period).
††† Please note that while Class, A, Class C, Class I and Class Y shares represent the last business day of the fund’s semiannual period, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2017 to March 31, 2018.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 2.30% for Class C, .85% for Class I and .77% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2018 (Unaudited)†

Description	Shares		Value ($)
Common Stocks - 54.3%
Australia - .2%
MMG	776,000	[a]	480,580
Brazil - 3.1%
Banco Bradesco	7,250		84,480
Banco do Brasil	67,500		838,881
BR Malls Participacoes	4,335		15,297
Cia de Saneamento Basico do Estado de Sao Paulo	60,100		637,144
Cia de Saneamento do Parana	24,800		450,711
Companhia Energetica de Minas Gerais	54,916	[a]	142,885
EcoRodovias Infraestrutura e Logistica	202,500		536,696
EDP - Energias do Brasil	126,500		509,993
Hypera	58,200		637,451
JBS	52,200		147,835
Kroton Educacional	194,300		800,400
Qualicorp	138,300		933,324
Suzano Papel e Celulose	88,000		889,209
Vale	87,441		1,117,959
			7,742,265
Canada - .1%
Gran Tierra Energy	121,722	[a,b]	339,604
Chile - .6%
Aguas Andinas, Cl. A	164,900		107,585
Empresa Nacional de Telecomunicaciones	40,673		471,117
Enel Generacion Chile	568,400		463,549
Itau CorpBanca	61,140,090		587,204
			1,629,455
China - 15.7%
Air China, Cl. H	200,000		257,807
Alibaba Group Holding, ADR	34,698	[a]	6,368,471
Anhui Conch Cement, Cl. H	266,000		1,467,384
ANTA Sports Products	114,000		580,298
Baidu, ADR	1,450	[a]	323,625
Bank of China, Cl. H	2,534,000		1,377,194
Beijing Capital International Airport, Cl. H	317,956		430,386
China Communications Services, Cl. H	1,044,000		626,360
China Construction Bank, Cl. H	3,159,000		3,282,510
China Evergrande Group	44,000	[a]	140,790
China Huarong Asset Management, Cl. H	1,343,000	[c]	568,914
China Life Insurance, Cl. H	235,000		652,915

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 54.3% (continued)
China - 15.7% (continued)
China Lodging Group, ADR	4,097		539,616
China Medical System Holdings	79,000		180,825
China Petroleum & Chemical, Cl. H	176,000		156,055
China Shenhua Energy, Cl. H	235,000		590,487
China Vanke, Cl. H	11,700		53,952
Chongqing Rural Commercial Bank, Cl. H	1,814,000		1,400,513
CNOOC	750,000		1,106,791
Country Garden Holdings	30,000		62,649
Geely Automobile Holdings	202,000		590,007
Huaneng Renewables, Cl. H	832,000		312,613
Industrial & Commercial Bank of China, Cl. H	833,000		722,346
Longfor Properties	7,500		23,162
New Oriental Education & Technology Group, ADR	7,633		669,032
PICC Property & Casualty, Cl. H	206,000		364,329
Ping An Insurance Group Company of China, Cl. H	229,000		2,356,314
Shanghai Pharmaceuticals Holding, Cl. H	273,900		737,603
Sino-Ocean Group Holding	23,500		17,186
Sinopec Shanghai Petrochemical, Cl. H	266,000		162,615
Sunny Optical Technology Group	68,000		1,282,961
Tencent Holdings	185,200		9,858,422
Weibo	7,132	[a]	852,559
Weichai Power, Cl. H	473,000		534,645
Zhejiang Expressway, Cl. H	720,000		739,328
			39,390,664
Colombia - .5%
Bancolombia, ADR	12,101		508,484
Ecopetrol	552,400		532,857
Interconexion Electrica	27,800		132,496
			1,173,837
Hong Kong - 1.6%
Brilliance China Automotive Holdings	194,000		408,040
China Everbright International	479,000		676,345
China Mobile	9,000		82,346
China Overseas Land & Investment	30,000		105,462
China Resources Land	20,000		73,695
China Unicom Hong Kong	346,000	[a]	441,166
Haier Electronics Group	181,000	[a]	651,744
Nine Dragons Paper Holdings	195,000		295,585
Shanghai Industrial Holdings	161,000		422,085
Shimao Property Holdings	271,000		776,030
			3,932,498

8

Description	Shares	Value ($)
Common Stocks - 54.3% (continued)
Hungary - .2%
OTP Bank	9,800	441,740
Richter Gedeon	2,100	43,929
		485,669
India - 3.6%
Axis Bank	75,240	592,719
Bajaj Finance	5,400	147,834
Bharat Petroleum	29,808	195,993
Bharti Infratel	62,400	323,128
Hero MotoCorp	6,800	371,031
Hindalco Industries	155,000	514,070
Hindustan Petroleum	115,950	618,619
ICICI Bank	165,870	712,708
Indiabulls Housing Finance	31,259	600,186
Indian Oil	212,726	582,306
Infosys	8,020	139,959
ITC	122,048	481,883
Larsen & Toubro	46,794	949,230
Mahindra & Mahindra	52,304	594,082
Tata Consultancy Services	2,375	104,119
Tata Power	198,400	241,248
Tech Mahindra	104,315	1,025,320
UPL	21,500	241,915
Vedanta	133,250	570,835
		9,007,185
Indonesia - .8%
Bank Mandiri	1,459,800	816,485
Bank Negara Indonesia	597,600	378,153
Telekomunikasi Indonesia	911,100	239,117
United Tractors	238,800	557,228
		1,990,983
Luxembourg - .3%
Tenaris, ADR	18,597	644,758
Malaysia - .9%
AirAsia	510,900	528,657
CIMB Group Holdings	502,200	934,503
Genting	67,900	153,133
Malaysia Airports Holdings	338,000	776,307
		2,392,600
Mexico - 1.4%
America Movil, Ser. L	259,800	248,270
Arca Continental	100,700	699,313
Fibra Uno Administracion	13,100	19,803
Fomento Economico Mexicano	86,800	797,368

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 54.3% (continued)
Mexico - 1.4% (continued)
Gentera	783,300		574,425
Grupo Aeroportuario del Sureste, Cl. B	12,900		219,693
Industrias Penoles	6,600		135,573
Wal-Mart de Mexico	306,500		779,748
			3,474,193
Panama - .3%
Copa Holdings, Cl. A	5,983		769,593
Philippines - .8%
Ayala Land	743,400		587,393
DMCI Holdings	1,605,100		375,203
Globe Telecom	2,295		71,479
Puregold Price Club	841,350		849,494
SM Prime Holdings	46,300		30,033
			1,913,602
Poland - .8%
Jastrzebska Spolka Weglowa	13,600	[a]	322,611
KGHM Polska Miedz	16,312		415,599
Powszechna Kasa Oszczednosci Bank Polski	43,646	[a]	516,395
Powszechny Zaklad Ubezpieczen	69,234		845,617
			2,100,222
Qatar - .0%
Qatar National Bank	814		29,113
Russia - 1.6%
Gazprom, ADR	46,113		224,914
Lukoil, ADR	8,547		589,639
MMC Norilsk Nickel, ADR	4,700		87,225
Rosneft Oil Co., GDR	125,177		687,451
Sberbank of Russia, ADR	106,609		1,991,033
Sistema, GDR	6,159		24,901
Surgutneftegas, ADR	12,760		62,448
Tatneft, ADR	7,450		470,874
			4,138,485
South Africa - 2.6%
Barclays Africa Group	25,800		414,217
Clicks Group	50,893		787,745
Exxaro Resources	42,900		395,286
Growthpoint Properties	17,287		41,730
Investec	61,200		477,365
Kumba Iron Ore	5,900		141,589
Mondi	5,400		147,311
Naspers, Cl. N	4,400		1,077,809
Nedbank Group	46,948		1,134,345

10

Description	Shares		Value ($)
Common Stocks - 54.3% (continued)
South Africa - 2.6% (continued)
Redefine Properties	20,861		20,437
Resilient REIT	2,384		10,140
Sappi	89,000		573,238
Sasol	22,141		754,713
Standard Bank Group	14,200		262,640
Telkom	60,973		273,698
			6,512,263
South Korea - 8.0%
DB Insurance	7,100		439,886
E-MART	2,333		596,011
GS Holdings	5,400		313,241
Hana Financial Group	17,918		769,536
Hankook Tire	9,278		459,263
Hanwha Life Insurance	54,500		321,838
Hyundai Development Co-Engineering & Construction	8,300		296,544
Hyundai Heavy Industries	7,646	[a]	998,986
Hyundai Marine & Fire Insurance	7,100		262,255
Hyundai Mobis	2,939		701,693
KB Financial Group	13,520		782,584
KIWOOM Securities	5,579		563,954
KT	6,996		179,889
Kumho Petrochemical	1,700		155,604
LG	3,000		246,029
LG Electronics	5,600		577,052
Lotte Chemical	1,326		542,179
NH Investment & Securities	19,600		259,335
POSCO	4,507		1,423,317
Samsung Electronics	3,217		7,496,758
Shinhan Financial Group	12,129		516,549
SK Holdings	1,430		402,071
SK Hynix	10,200		781,135
SK Telecom	2,330		504,016
Woori Bank	30,800		417,447
			20,007,172
Taiwan - 5.3%
Catcher Technology	38,000		476,249
Cathay Financial Holding	370,000		664,177
Chailease Holding	96,000		332,729
China Life Insurance	149,000		155,396
E Ink Holdings	651,000		1,092,354
First Financial Holding	500,723		349,483
Formosa Chemicals & Fibre	188,000		709,824

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 54.3% (continued)
Taiwan - 5.3% (continued)
Fubon Financial Holding	418,000		725,584
Innolux	343,000		151,362
Lite-On Technology	71,000		100,220
Phison Electronics	39,000		409,480
Powertech Technology	166,000		522,201
Synnex Technology International	403,000		607,120
Taiwan Semiconductor Manufacturing	677,600		5,758,936
Transcend Information	78,000		231,197
Uni-President Enterprises	98,000		231,276
Wistron	587,586		509,377
Yageo	14,000		253,986
			13,280,951
Thailand - 1.2%
Glow Energy	75,900		206,943
Krung Thai Bank	1,136,800		692,038
PTT	43,300		762,004
PTT, NVDR	7,800		137,264
Siam Cement	17,850		282,424
Thai Beverage	851,100		507,537
Thai Oil	178,700		520,395
			3,108,605
Turkey - 1.1%
Akbank	82,700		200,629
Emlak Konut Gayrimenkul Yatirim Ortakligi	14,944	[a]	9,634
Enka Insaat ve Sanayi	1		1
Ford Otomotiv Sanayi	30,300		473,991
KOC Holding	107,900		445,616
Tofas Turk Otomobil Fabrikasi	53,500		359,570
Turkiye Garanti Bankasi	222,790		616,288
Turkiye Sise ve Cam Fabrikalari	139,900		183,536
Turkiye Vakiflar Bankasi, Cl. D	349,000		575,826
			2,865,091
United Arab Emirates - .4%
Dubai Islamic Bank	292,347		422,602
Emaar Properties	304,181		481,614
			904,216
United States - 3.2%
Global X MSCI Colombia ETF	165,060		1,729,829
iShares MSCI Emerging Markets ETF	40,831	[b]	1,971,321
iShares MSCI Mexico Capped ETF	51,638	[b]	2,660,390
iShares MSCI South Africa ETF	23,702	[b]	1,628,327

12

Description		Shares		Value ($)
Common Stocks - 54.3% (continued)
United States - 3.2% (continued)
Vanguard FTSE Emerging Markets ETF		400		18,792
				8,008,659
Total Common Stocks (cost $108,140,199)				136,322,263
	Preferred Dividend Yield (%)
Preferred Stocks - 1.6%
Brazil - 1.3%
Banco Bradesco	3.19	13,483		161,317
Banco do Estado do Rio Grande do Sul, Cl. B	5.21	134,800		827,635
Cia Energetica de Minas Gerais	2.87	194,600		504,559
Itau Unibanco Holding	5.76	31,129		483,796
Petroleo Brasileiro, ADR		107,500	[a]	1,396,425
				3,373,732
South Korea - .3%
Samsung Electronics	1.75	369		711,904
Taiwan - .0%
Cathay Financial Holding, Cl. A	0.23	23,923		52,281
Total Preferred Stocks (cost $2,650,953)				4,137,917
		Number of Rights
Rights - .0%
Taiwan - .0%
Fubon Financial Holding (cost $0)		19,291	[a]	0
		Shares
Registered Investment Companies - 42.1%
United States - 42.1%
Dreyfus Global Emerging Markets Fund, Cl. Y		4,713,681	[d,e]	84,987,666
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y		1,441,420	[e]	20,698,797
Total Registered Investment Companies (cost $80,683,388)				105,686,463

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,100,535)	1.66	1,100,535	[f]	1,100,535
Total Investments (cost $192,575,075)		98.4%		247,247,178
Cash and Receivables (Net)		1.6%		3,983,191
Net Assets		100.0%		251,230,369

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

aNon-income producing security.
bSecurity, or portion thereof, on loan. At March 31, 2018, the value of the fund’s securities on loan was $1,887,973 and the value of the collateral held by the fund was $2,164,147, consisting of cash collateral of $1,100,535 and U.S. Government & Agency securities valued at $1,063,612.
cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $568,914 or .23% of net assets.
dThe fund’s investment in the Dreyfus Global Emerging Markets Fund represents 33.8% of the fund’s net assets. The Dreyfus Global Emerging Markets Fund seeks to provide long-term capital appreciation.
eInvestment in affiliated mutual fund.
fInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) ††	Value (%)
Mutual Fund: Foreign	42.1
Information Technology	15.5
Financials	13.6
Materials	4.6
Energy	4.3
Industrials	3.9
Consumer Discretionary	3.6
Exchange-Traded Funds	3.2
Consumer Staples	2.3
Utilities	1.5
Telecommunications	1.4
Health Care	1.0
Real Estate	1.0
Money Market Investment	.4
98.4

†† Based on net assets.
See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 9/30/2017 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	76,142,000	8,549,662		1,548,665	(22,973)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,813,104	54,033,089		55,745,658	—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	17,636,388	2,255,673		387,166	(6,000)
Total	96,591,492	64,838,424		57,681,489	(28,973)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 3/31/2018 ($)	††	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	1,867,642	84,987,666		33.8	1,023,087
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	—	1,100,535.4			—
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	1,199,902	20,698,797		8.3	374,029
Total	3,067,544	106,786,998		42.5	1,397,116

† Includes reinvested dividends/distributions.
†† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (Unaudited)†

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,887,973)—Note 1(c):
Unaffiliated issuers	110,791,152	140,460,180
Affiliated issuers	81,783,923	106,786,998
Cash		3,034,795
Cash denominated in foreign currency	1,278,048	1,286,557
Receivable for investment securities sold		516,545
Dividends and securities lending income receivable		338,748
Receivable for shares of Beneficial Interest subscribed		102,776
Tax reclaim receivable		12,387
Prepaid expenses		48,207
		252,587,193
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		185,893
Liability for securities on loan—Note 1(c)		1,100,535
Payable for shares of Beneficial Interest redeemed		13,319
Accrued expenses		57,077
		1,356,824
Net Assets ($)		251,230,369
Composition of Net Assets ($):
Paid-in capital		216,554,078
Accumulated distributions in excess of investment income—net		(510,208)
Accumulated net realized gain (loss) on investments		(19,497,804)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		54,684,303
Net Assets ($)		251,230,369

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,145,358	30,482	5,699,798	244,354,731
Shares Outstanding	44,725	1,258	223,464	9,568,765
Net Asset Value Per Share ($)	25.61	24.23	25.51	25.54

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

16

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2018 (Unaudited)†

Investment Income ($):
Income:
Cash dividends (net of $133,196 foreign taxes withheld at source):
Unaffiliated issuers	1,008,489
Affiliated issuers	1,397,116
Income from securities lending—Note 1(c)	20,530
Total Income	2,426,135
Expenses:
Investment advisory fee—Note 3(a)	701,502
Custodian fees—Note 3(c)	62,424
Professional fees	47,659
Administration fee—Note 3(a)	41,950
Registration fees	31,096
Trustees’ fees and expenses—Note 3(d)	8,666
Prospectus and shareholders’ reports	5,893
Shareholder servicing costs—Note 3(c)	4,811
Loan commitment fees—Note 2	3,389
Distribution fees—Note 3(b)	108
Miscellaneous	27,827
Total Expenses	935,325
Less—reduction in expenses due to undertaking—Note 3(a)	(35)
Less—reduction in fees due to earnings credits—Note 3(c)	(6,415)
Net Expenses	928,875
Investment Income—Net	1,497,260
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	6,005,588
Affiliated issuers	(28,973)
Net realized gain (loss) on forward foreign currency exchange contracts	(20,102)
Net Realized Gain (Loss)	5,956,513
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	4,108,226
Affiliated issuers	3,067,544
Net Unrealized Appreciation (Depreciation)	7,175,770
Net Realized and Unrealized Gain (Loss) on Investments	13,132,283
Net Increase in Net Assets Resulting from Operations	14,629,543

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	†	Year Ended September 30, 2017
Operations ($):
Investment income—net	1,497,260		1,027,702
Net realized gain (loss) on investments	5,956,513		4,737,921
Net unrealized appreciation (depreciation) on investments	7,175,770		29,358,115
Net Increase (Decrease) in Net Assets Resulting from Operations	14,629,543		35,123,738
Distributions to Shareholders from ($):
Investment income—net:
Class A	(6,658)		(706)
Class I	(59,483)		(6,480)
Class Y	(2,536,872)		(714,061)
Total Distributions	(2,603,013)		(721,247)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	351,477		537,581
Class C	9,500		-
Class I	3,471,827		4,376,821
Class Y	28,772,244		60,760,200
Distributions reinvested:
Class A	6,600		706
Class I	51,165		5,849
Class Y	441,442		112,993
Cost of shares redeemed:
Class A	(157,034)		(747,230)
Class C	(8,029)		(44,160)
Class I	(1,605,588)		(2,523,767)
Class Y	(10,005,730)		(29,151,205)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	21,327,874		33,327,788
Total Increase (Decrease) in Net Assets	33,354,404		67,730,279
Net Assets ($):
Beginning of Period	217,875,965		150,145,686
End of Period	251,230,369		217,875,965
Undistributed (distributions in excess of) investment income—net	(510,208)		595,545

18

	Six Months Ended March 31, 2018 (Unaudited)	†	Year Ended September 30, 2017
Capital Share Transactions (Shares):
Class Aa
Shares sold	13,386		24,924
Shares issued for distributions reinvested	257		38
Shares redeemed	(6,165)		(35,348)
Net Increase (Decrease) in Shares Outstanding	7,478		(10,386)
Class Ca
Shares sold	373		-
Shares redeemed	(339)		(2,173)
Net Increase (Decrease) in Shares Outstanding	34		(2,173)
Class Ib
Shares sold	135,956		208,888
Shares issued for distributions reinvested	2,001		317
Shares redeemed	(61,646)		(122,804)
Net Increase (Decrease) in Shares Outstanding	76,311		86,401
Class Yb
Shares sold	1,109,631		2,831,224
Shares issued for distributions reinvested	17,244		6,111
Shares redeemed	(391,105)		(1,438,486)
Net Increase (Decrease) in Shares Outstanding	735,770		1,398,849

†		The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
[a]		During the period ended March 31, 2018, 339 Class C shares representing $8,029 were automatically converted for 319 Class A shares.
[b]

During the period ended March 31, 2018, 54,605 Class Y shares representing $1,394,339 were exchanged for 54,681 Class I shares and during the period ended September 30, 2017, 150,737 Class Y shares representing $3,124,374 were exchanged for 150,938 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2018		Year Ended September 30,
Class A Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.18	19.92	17.23	21.34	20.58	19.78
Investment Operations:
Investment income—net[a]	.10	.02	.02	.09	.05	.23
Net realized and unrealized gain (loss) on investments	1.51	4.26	2.72	(3.88)	.98	.57
Total from Investment Operations	1.61	4.28	2.74	(3.79)	1.03	.80
Distributions:
Dividends from investment income—net	(.18)	(.02)	(.08)	(.13)	(.28)	–
Dividends from net realized gain on investments	—	—	—	(.20)	—	—
Total Distributions	(.18)	(.02)	(.08)	(.33)	(.28)	—
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01	—
Net asset value, end of period	25.61	24.18	19.92	17.23	21.34	20.58
Total Return (%)[c]	6.66[d]	21.48	16.20	(18.00)	5.14	3.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[e,f]	1.28[f]	1.39[f]	1.42[f]	4.80[f]	6.20
Ratio of net expenses to average net assets	1.18[e,f]	1.27[f]	1.39[f]	1.42[f]	1.60[f]	1.60
Ratio of net investment income to average net assets	.75[e,f]	.08[f]	.10[f]	.47[f]	.22[f]	1.10
Portfolio Turnover Rate	21.03[d]	50.35	62.91	78.32	128.76	67.74
Net Assets, end of period ($ x 1,000)	1,145	901	949	1,153	209	130

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount does not include the expenses of the underlying funds.
See notes to financial statements.

20

Six Months Ended
March 31, 2018		Year Ended September 30,
Class C Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	22.85	18.98	16.50	20.44	19.60	18.98
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.16)	(.13)	.04	(.16)	.04
Net realized and unrealized gain (loss) on investments	1.46	4.03	2.58	(3.79)	.99	.58
Total from Investment Operations	1.38	3.87	2.45	(3.75)	.83	.62
Distributions:
Dividends from net realized gain on investments	—	—	—	(.20)	—	—
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01	—
Net asset value, end of period	24.23	22.85	18.98	16.50	20.44	19.60
Total Return (%)[c]	6.00[d]	20.39	15.03	(18.44)	4.34	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.55[e,f]	2.32[f]	2.23[f]	2.08[f]	6.10[f]	6.62
Ratio of net expenses to average net assets	2.30[e,f]	2.25[f]	2.23[f]	2.08[f]	2.35[f]	2.35
Ratio of net investment income (loss) to average net assets	(.64)[e,f]	(.83)[f]	(.74)[f]	.22[f]	(.77)[f]	.22
Portfolio Turnover Rate	21.03[d]	50.35	62.91	78.32	128.76	67.74
Net Assets, end of period ($ x 1,000)	30	28	64	291	69	76

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Amount does not include the expenses of the underlying funds.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2018		Year Ended September 30,
Class I Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.13	19.86	17.16	21.16	20.45	19.60
Investment Operations:
Investment income (loss)—net[a]	.17	.13	.02	.16	(.30)	.26
Net realized and unrealized gain (loss) on investments	1.48	4.22	2.75	(3.79)	1.34	.59
Total from Investment Operations	1.65	4.35	2.77	(3.63)	1.04	.85
Distributions:
Dividends from investment income—net	(.27)	(.08)	(.10)	(.18)	(.34)	—
Dividends from net realized gain on investments	—	—	—	(.20)	—	—
Total Distributions	(.27)	(.08)	(.10)	(.38)	(.34)	—
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.03	.01	.01	—
Net asset value, end of period	25.51	24.13	19.86	17.16	21.16	20.45
Total Return (%)	6.79[c]	22.05	16.45	(17.44)	5.32	4.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d,e]	.95[e]	1.11[e]	.99[e]	3.57[e]	5.39
Ratio of net expenses to average net assets	.85[d,e]	.94[e]	1.11[e]	.99[e]	1.35[e]	1.35
Ratio of net investment income (loss) to average net assets	1.29[d,e]	.57[e]	.12[e]	.83[e]	(.63)[e]	1.27
Portfolio Turnover Rate	21.03[c]	50.35	62.91	78.32	128.76	67.74
Net Assets, end of period ($ x 1,000)	5,700	3,550	1,207	2,840	748	3,359

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e Amount does not include the expenses of the underlying funds.
See notes to financial statements.

22

Six Months Ended
March 31, 2018		Year Ended September 30,
Class Y Shares	(Unaudited)†	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	24.16	19.90	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.16	.13	.07	.17	.14
Net realized and unrealized gain (loss) on investments	1.50	4.23	2.74	(3.82)	2.02
Total from Investment Operations	1.66	4.36	2.81	(3.65)	2.16
Distributions:
Dividends from investment income—net	(28)	(.10)	(.12)	(.18)	—
Dividends from net realized gain on investments	—	—	—	(.20)	—
Total Distributions	(.28)	(.10)	(.12)	(.38)	—
Proceeds from redemption fees—Note 3(e)	.00[c]	.00[c]	.03	.01	.01
Net asset value, end of period	25.54	24.16	19.90	17.18	21.20
Total Return (%)	6.86[d]	22.06	16.64	(17.44)	11.40[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.77[f]	.86	1.01	.93	1.29[f]
Ratio of net expenses to average net assets[e]	.77[f]	.85	1.01	.93	1.29[f]
Ratio of net investment income to average net assets[e]	1.23[f]	.61	.42	.84	1.03[f]
Portfolio Turnover Rate	21.03[d]	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	244,355	213,397	147,926	183,659	187,879

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Mellon Capital Management Corporation and The Boston Company Asset Management Corporation, which they served as the fund’s sub-investment adviser prior to January 31, 2018.

Since March 29, 2018 represents the last day during the fund’s semiannual period on which the New York Stock Exchange was open for trading, the fund’s financial statements and notes to financial statements have been presented through that date to maintain consistency with the fund’s net asset value calculations used for shareholder transactions.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or

24

relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when

26

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Foreign Common Stocks	11,015,742	117,297,862	†	—	128,313,604
Equity Securities - Foreign Preferred Stocks	1,396,425	2,741,492	†	—	4,137,917
Exchange-Traded Funds	8,008,659	—		—	8,008,659
Registered Investment Companies	106,786,998	—		—	106,786,998
Rights	0	—		—	0

† Securities classified within level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

At March 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities in the table above. At September 30, 2017, there was no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2018, The Bank of New York Mellon earned $4,162 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

28

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $23,427,564 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2017. The fund has $11,640,865 of short-term capital losses and $11,786,699 of long-term capital losses which can be carried forward for an unlimited period.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: ordinary income $721,247. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. Dreyfus has also contractually agreed, from October 1, 2017 through February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.30% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $35 during the period ended March 31, 2018.

Pursuant to separate sub-investment advisory agreements between Dreyfus and BNY Mellon AMNA, BNY Mellon AMNA serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average

30

daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $41,950 during the period ended March 31, 2018.

During the period ended March 31, 2018, the Distributor retained $1,103 from commissions earned on sales of the fund’s Class A shares.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2018, Class C shares were charged $108 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A and Class C shares were charged $1,269 and $36, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $1,422 for transfer agency services and $66 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $66.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

32

determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $62,424 pursuant to the custody agreement. These fees were partially offset by earnings credits of $6,349.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $113,971, administration fees $5,633, Distribution Plan fees $18, Shareholder Services Plan fees $237, custodian fees $61,941, Chief Compliance Officer fees $3,160 and transfer agency fees $942, which are offset again an expense reimbursement currently in effect in the amount of $9.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2018, redemption fees charged and retained by the fund amounted to $22,468.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2018, amounted to $69,766,452 and $49,955,428, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2018 is discussed below.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2018, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2018:

Average Market Value ($)
Forward contracts	484,540

At March 31, 2018, accumulated net unrealized appreciation on investments was $54,672,103, consisting of $57,974,370 gross unrealized appreciation and $3,302,267 gross unrealized depreciation.

At March 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

34

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which BNY Mellon Asset Management North America Corporation (the “Subadviser”) provides day-to-day management of a portion of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

A representative of Dreyfus reminded the Board that the fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more affiliated or unaffiliated open-end, closed-end or exchange-traded funds (“Underlying Funds”). The fund currently allocates its assets among emerging market equity strategies employed by the Subadviser, an affiliate of Dreyfus, and two affiliated Underlying Funds, Dreyfus Global Emerging Markets Fund (the “Global Emerging Markets Fund”), which is sub-advised by Newton Investment Management (North America) Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Fund (the “Strategic Beta Fund”), which is sub-advised by the Subadviser.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board was reminded that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investment strategies were different than the strategies currently in place. The Board noted that different investment strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect prior to that date.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance (Class Y and Class I shares) was above the Performance Group and Performance Universe medians for the various periods (first in the Performance Group in the one-year period). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median while the fund’s actual management fee and total expense ratio were below the Expense Group and the Expense Universe medians (lowest total expense ratio in the Performance Group). The Board was reminded that no investment advisory fee or administration fee are applied to the portion of the fund’s average daily net assets allocated to Underlying Funds, including the Global Emerging Markets Fund and the Strategic Beta Fund.

36

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.30%. Dreyfus representatives also noted that Dreyfus has contractually agreed to waive its fees under the Administration Agreement to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other

38

Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

39

NOTES

40

NOTES

41

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6919SA0318

Dreyfus/Newton International Equity Fund

SEMIANNUAL REPORT March 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Newton International Equity Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 4.56%, Class C shares returned 4.19%, Class I shares returned 4.68%, and Class Y shares returned 4.67%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 2.46% for the same period.3

International equity markets posted moderate gains over the reporting period amid rising corporate earnings and improving global economic trends. The fund outperformed the Index, mainly due to favorable security selections in the consumer discretionary, industrials, information technology, and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.

The core of the investment philosophy of Newton Investment Management (North America) Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies using these investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity have created an extreme valuation, and the valuation of a company has become expensive against its peers.

Economic Trends and Corporate Earnings Bolstered Stocks

Developed international markets gained ground over much of the reporting period, supported by a continuing economic recovery and rising corporate earnings. Japanese stocks benefited from greater economic growth, unexpectedly strong corporate earnings, a strengthening yen, and the reelection of the incumbent government. Global growth trends enabled UK equities to post gains in the face of a sluggish domestic economy and concerns regarding the country’s exit from the European Union. In the Eurozone, on the other hand, stocks slid despite improving regional economic fundamentals when political uncertainties in Germany and Spain weighed on European stock prices over the final months of 2017.

Most developed international markets rallied in January 2018. However, February saw an increase in market volatility prompted by perceived inflationary pressures, and volatility continued in March amid concerns about possible trade disputes. The resulting declines erased a portion of the Index’s previous gains.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Stock Selection Drove Fund Performance

The fund outperformed the Index during the reporting period on the strength of our stock selection strategy in the consumer discretionary, industrials, information technology, and financials sectors.

From a country perspective, Japan yielded a number of standout performers. Discount retailer Don Quijote Holdings gained value after forming a strategic partnership with FamilyMart UNY. Consumer electronics producer Sony appointed a new CEO and reported encouraging financial results. Staffing specialist TechnoPro Holdings experienced favorable supply-and-demand dynamics due to a global shortage of IT professionals. Online medical services provider M3 advanced after an acquisition provided access to the U.S. market for clinical trials.

Disappointments during the reporting period included stocks in the consumer staples, materials, and telecommunication services sectors. Japan Tobacco fell amid concerns about the company’s ability to compete in “next-generation” products in its home market. Telefónica Deutschland Holding struggled when dividend-paying stocks fell out of favor among investors. Unusually harsh weather conditions in the United States and a weaker U.S. dollar weighed on Irish building materials producer CRH. China Biologic Products Holdings declined amid concerns regarding a proposed acquisition. Indian software and retail service company Vakrangee declined sharply amid media speculation of a possible regulatory inquiry.

Maintaining a Cautious Investment Posture

Heightened volatility seems likely to continue in international equity markets. We have seen little evidence of materially deteriorating conditions in the global economy, but further policy tightening by the leading central banks appears likely to lead to a deterioration of liquidity in the financial markets. In addition, we believe that investment risk may currently be mispriced, and valuations seem stretched across several asset classes.

Therefore, in our view, a rigorous and stock-specific assessment of individual investment candidates is essential. As of the reporting period’s end, we have focused on companies with safe haven-like qualities as well as companies positioned to benefit from long-term structural growth opportunities.

April 16, 2018

1 The Dreyfus Corporation (Dreyfus) serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 29, 2018†
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$5.40	$9.16	$4.14	$4.04
Ending value (after expenses)	$1,045.60	$1,041.90	$1,046.80	$1,046.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018†††
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$5.39	$9.15	$4.13	$4.03
Ending value (after expenses)	$019.60	$1,015.86	$1,020.84	$1,020.94

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

†† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the actual days in the period).

††† Please note that while Class, A, Class C, Class I and Class Y shares represent the last business day of the fund's semiannual period, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2017 to March 31, 2018.

†††† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2018 (Unaudited)†

Description	Shares		Value ($)
Common Stocks - 94.5%
Australia - .9%
Dexus	1,697,883		12,208,995
China - 2.2%
Baidu, ADR	93,255	[a]	20,813,583
China Biologic Products Holdings	125,269	[a]	10,146,789
			30,960,372
France - 7.3%
AXA	860,148		22,898,835
BNP Paribas	438,776		32,533,277
Total	429,519		24,411,157
Vivendi	784,436		20,303,224
			100,146,493
Germany - 8.7%
Bayer	123,320		13,944,190
Deutsche Post	378,457		16,549,682
Deutsche Wohnen	186,401		8,700,295
Hella GmbH & Co KGaA	359,340		23,639,798
Infineon Technologies	839,579		22,492,367
LEG Immobilien	165,335		18,602,158
SAP	158,634		16,600,439
			120,528,929
Hong Kong - 3.3%
AIA Group	3,853,712		32,898,651
Man Wah Holdings	15,261,200		12,216,434
			45,115,085
India - 2.7%
Indiabulls Housing Finance	1,016,623		19,450,239
Vakrangee	5,263,102		17,888,088
			37,338,327
Ireland - 3.4%
AIB Group	3,657,239		22,052,614
CRH	734,189		24,862,823
			46,915,437
Japan - 31.3%
Don Quijote Holdings	467,700		26,780,144
Ebara	650,500		23,247,680
FANUC	60,800		15,474,127
Invincible Investment	33,232		15,378,891
Japan Airlines	528,686		21,509,386
Japan Tobacco	948,900		27,152,933
M3	410,400		18,799,568
Macromill	501,000		15,465,743

6

Description	Shares		Value ($)
Common Stocks - 94.5% (continued)
Japan - 31.3% (continued)
Mitsubishi UFJ Financial Group	3,274,500		21,733,363
Recruit Holdings	742,813		18,642,862
Seven & i Holdings	291,400		12,502,490
Skylark	819,700		11,777,778
SoftBank Group	283,000		21,080,303
Sony	930,000		45,290,328
Sugi Holdings	394,700		22,172,435
Suntory Beverage & Food	413,100		20,030,961
Suzuki Motor	182,600		9,912,465
TechnoPro Holdings	815,000		49,490,964
Topcon	888,100		17,516,339
Yokogawa Electric	896,600		18,205,204
			432,163,964
Netherlands - 3.5%
RELX	635,616		13,186,514
Wolters Kluwer	657,137		34,997,019
			48,183,533
Norway - 1.7%
DNB	1,222,091		23,844,293
Portugal - 1.3%
Galp Energia	929,463		17,531,880
South Korea - 1.3%
Samsung SDI	97,389		17,686,609
Switzerland - 7.3%
Credit Suisse Group	1,606,180	[a]	26,950,813
Novartis	342,253		27,688,969
Roche Holding	106,306		24,382,332
Zurich Insurance Group	63,770	[a]	20,925,151
			99,947,265
United Kingdom - 19.6%
Anglo American	708,841		16,559,986
Associated British Foods	349,819		12,229,639
Barclays	11,567,866		33,783,474
Diageo	371,497		12,567,742
Ferguson	434,123		32,654,388
GlaxoSmithKline	638,846		12,411,444
Prudential	965,669		24,139,081
Royal Bank of Scotland Group	12,455,927	[a]	45,329,313
Royal Dutch Shell, Cl. B	1,152,876		37,151,245
TBC Bank Group	568,704		14,689,234
Vodafone Group	10,718,565		29,349,435
			270,864,981
Total Common Stocks (cost $1,042,255,059)			1,303,436,163

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen (cost $19,211,933)	1.2	120,869		24,041,329
	Coupon Rate (%)
Other Investment - 3.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $46,329,107)	1.64	46,329,107	[b]	46,329,107
Total Investments (cost $1,107,796,099)		99.6%		1,373,806,599
Cash and Receivables (Net)		.4%		5,458,016
Net Assets		100.0%		1,379,264,615

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) ††	Value (%)
Financials	24.7
Industrials	15.8
Consumer Discretionary	12.0
Information Technology	10.5
Health Care	9.1
Consumer Staples	7.7
Energy	5.7
Real Estate	4.0
Telecommunication Services	3.7
Money Market Investment	3.4
Materials	3.0
99.6

†† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 3/31/18 ($)†	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	28,985,984	242,168,945	224,825,822	46,329,107	3.4	128,850

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

See notes to financial statements.

9

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2018 (Unaudited)†

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
JP Morgan Chase Bank
United States Dollar	980	Japanese Yen	104,440	4/3/18	(2)
UBS
Norwegian Krone	17,225,477	United States Dollar	2,236,395	4/3/18	(38,932)
Gross Unrealized Depreciation					(38,934)

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)†

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,061,466,992	1,327,477,492
Affiliated issuers	46,329,107	46,329,107
Cash		703,319
Cash denominated in foreign currency	43,968,910	44,152,276
Dividends receivable		3,910,413
Cash collateral held by broker—Note 4		3,690,000
Tax reclaim receivable		3,475,861
Receivable for shares of Beneficial Interest subscribed		500,662
Prepaid expenses		47,837
		1,430,286,967
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		870,957
Payable for investment securities purchased		49,132,323
Payable for shares of Beneficial Interest redeemed		887,796
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		38,934
Accrued expenses		92,342
		51,022,352
Net Assets ($)		1,379,264,615
Composition of Net Assets ($):
Paid-in capital		1,156,486,645
Accumulated undistributed investment income—net		2,012,156
Accumulated net realized gain (loss) on investments		(46,022,068)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		266,787,882
Net Assets ($)		1,379,264,615

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,459,483	2,319,193	286,424,336	1,086,061,603
Shares Outstanding	200,096	106,488	12,971,633	49,405,123
Net Asset Value Per Share ($)	22.29	21.78	22.08	21.98

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2018 (Unaudited)†

Investment Income ($):
Income:
Cash dividends (net of $743,777 foreign taxes withheld at source):
Unaffiliated issuers	10,851,169
Affiliated issuers	128,850
Total Income	10,980,019
Expenses:
Investment advisory fee—Note 3(a)	4,518,089
Custodian fees—Note 3(c)	99,519
Registration fees	54,285
Trustees’ fees and expenses—Note 3(d)	48,120
Professional fees	45,390
Shareholder servicing costs—Note 3(c)	44,814
Loan commitment fees—Note 2	15,494
Distribution fees—Note 3(b)	7,857
Prospectus and shareholders’ reports	7,729
Miscellaneous	25,355
Total Expenses	4,866,652
Less—reduction in expenses due to undertaking—Note 3(a)	(35,018)
Less—reduction in fees due to earnings credits—Note 3(c)	(360)
Net Expenses	4,831,274
Investment Income—Net	6,148,745
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	37,386,434
Net realized gain (loss) on forward foreign currency exchange contracts	(6,156,086)
Net Realized Gain (Loss)	31,230,348
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	17,426,116
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	743,218
Net Unrealized Appreciation (Depreciation)	18,169,334
Net Realized and Unrealized Gain (Loss) on Investments	49,399,682
Net Increase in Net Assets Resulting from Operations	55,548,427

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.
See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	†	Year Ended September 30, 2017
Operations ($):
Investment income—net	6,148,745		14,893,898
Net realized gain (loss) on investments	31,230,348		11,242,913
Net unrealized appreciation (depreciation) on investments	18,169,334		114,627,405
Net Increase (Decrease) in Net Assets Resulting from Operations	55,548,427		140,764,216
Distributions to Shareholders from ($):
Investment income—net:
Class A	(42,846)		(52,660)
Class C	(14,196)		(1,025)
Class I	(1,683,690)		(1,085,404)
Class Y	(14,663,263)		(13,469,323)
Total Distributions	(16,403,995)		(14,608,412)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	965,098		1,874,121
Class C	626,828		548,147
Class I	183,334,020		59,544,633
Class Y	62,731,185		145,132,706
Distributions reinvested:
Class A	41,226		51,532
Class C	14,196		1,025
Class I	1,595,116		1,013,638
Class Y	5,189,394		5,361,493
Cost of shares redeemed:
Class A	(522,170)		(4,267,744)
Class C	(172,489)		(402,915)
Class I	(17,166,151)		(40,209,660)
Class Y	(42,424,984)		(279,856,496)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	194,211,269		(111,209,520)
Total Increase (Decrease) in Net Assets	233,355,701		14,946,284
Net Assets ($):
Beginning of Period	1,145,908,914		1,130,962,630
End of Period	1,379,264,615		1,145,908,914
Undistributed investment income—net	2,012,156		12,267,406

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2018 (Unaudited)	†	Year Ended September 30, 2017
Capital Share Transactions (Shares):
Class A
Shares sold	42,977		98,116
Shares issued for distributions reinvested	1,846		2,905
Shares redeemed	(23,194)		(230,289)
Net Increase (Decrease) in Shares Outstanding	21,629		(129,268)
Class C
Shares sold	28,694		27,612
Shares issued for distributions reinvested	649		59
Shares redeemed	(7,637)		(22,348)
Net Increase (Decrease) in Shares Outstanding	21,706		5,323
Class Ia
Shares sold	8,394,921		3,091,507
Shares issued for distributions reinvested	72,145		57,724
Shares redeemed	(767,631)		(2,145,893)
Net Increase (Decrease) in Shares Outstanding	7,699,435		1,003,338
Class Ya
Shares sold	2,806,471		7,626,774
Shares issued for distributions reinvested	235,774		306,722
Shares redeemed	(1,912,146)		(15,232,881)
Net Increase (Decrease) in Shares Outstanding	1,130,099		(7,299,385)

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

[a] During the period ended March 31, 2018, 158,363 Class Y shares representing $3,500,289 were exchanged for 157,662 Class I shares and during the period ended September 30, 2017, 518,868 Class Y shares representing $10,043,102 were exchanged for 516,624 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2018	Year Ended September 30,
Class A Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.55	18.97	18.54	20.41	20.15	16.96
Investment Operations:
Investment income—net[a]	.08	.19	.22	.19	.47	.21
Net realized and unrealized gain (loss) on investments	.90	2.57	.39	(1.33)	.10	3.19
Total from Investment Operations	.98	2.76	.61	(1.14)	.57	3.40
Distributions:
Dividends from investment income—net	(.24)	(.18)	(.18)	(.38)	(.31)	(.21)
Dividends from net realized gain on investments	–	–	–	(.35)	–	–
Total Distributions	(.24)	(.18)	(.18)	(.73)	(.31)	(.21)
Net asset value, end of period	22.29	21.55	18.97	18.54	20.41	20.15
Total Return (%)[b]	4.56[c]	14.76	3.27	(5.58)	2.88	20.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.23	1.23	1.19	1.30	1.34
Ratio of net expenses to average net assets	1.07[d]	1.18	1.23	1.19	1.30	1.34
Ratio of net investment income to average net assets	.76[d]	.99	1.16	.97	2.22	1.11
Portfolio Turnover Rate	15.75[c]	37.78	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	4,459	3,845	5,839	6,965	2,324	9,404

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a Based on average shares outstanding at each month end.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2018	Year Ended September 30,
Class C Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.04	18.50	18.10	20.10	19.90	16.70
Investment Operations:
Investment income—net[a]	.00[b]	.06	.07	.02	.29	.05
Net realized and unrealized gain (loss) on investments	.88	2.50	.38	(1.30)	.14	3.17
Total from Investment Operations	.88	2.56	.45	(1.28)	.43	3.22
Distributions:
Dividends from investment income—net	(.14)	(.02)	(.05)	(.37)	(.23)	(.02)
Dividends from net realized gain on investments	–	–	–	(.35)	–	–
Total Distributions	(.14)	(.02)	(.05)	(.72)	(.23)	(.02)
Net asset value, end of period	21.78	21.04	18.50	18.10	20.10	19.90
Total Return (%)[c]	4.19[d]	13.83	2.50	(6.39)	2.18	19.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[e]	1.99	2.02	2.01	2.04	2.13
Ratio of net expenses to average net assets	1.82[e]	1.95	2.02	2.01	2.04	2.13
Ratio of net investment income to average net assets	.02[e]	.32	.37	.10	1.43	.28
Portfolio Turnover Rate	15.75[d]	37.78	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	2,319	1,784	1,470	1,417	1,256	979

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a Based on average shares outstanding at each month end.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2018	Year Ended September 30,
Class I Shares	(Unaudited)†	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.38	18.85	18.39	20.37	20.10	16.92
Investment Operations:
Investment income—net[a]	.06	.27	.27	.26	.61	.26
Net realized and unrealized gain (loss) on investments	.94	2.51	.41	(1.35)	.03	3.18
Total from Investment Operations	1.00	2.78	.68	(1.09)	.64	3.44
Distributions:
Dividends from investment income—net	(.30)	(.25)	(.22)	(.54)	(.37)	(.26)
Dividends from net realized gain on investments	–	–	–	(.35)	–	–
Total Distributions	(.30)	(.25)	(.22)	(.89)	(.37)	(.26)
Net asset value, end of period	22.08	21.38	18.85	18.39	20.37	20.10
Total Return (%)	4.68[b]	15.02	3.66	(5.37)	3.25	20.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.93	.94	.90	.96	1.01
Ratio of net expenses to average net assets	.82[c]	.89	.94	.90	.96	1.01
Ratio of net investment income to average net assets	1.21[c]	1.42	1.44	1.32	2.95	1.42
Portfolio Turnover Rate	15.75[b]	37.78	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	286,424	112,714	80,458	43,538	29,479	535,265

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2018	Year Ended September 30,
Class Y Shares	(Unaudited)†	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	21.29	18.77	18.31	20.38	20.11	18.74
Investment Operations:
Investment income—net[b]	.11	.27	.28	.26	.22	.06
Net realized and unrealized gain (loss) on investments	.88	2.51	.40	(1.34)	.43	1.31
Total from Investment Operations	.99	2.78	.68	(1.08)	.65	1.37
Distributions:
Dividends from investment income—net	(.30)	(.26)	(.22)	(.64)	(.38)	–
Dividends from net realized gain on investments	–	–	–	(.35)	–	–
Total Distributions	(.30)	(.26)	(.22)	(.99)	(.38)	–
Net asset value, end of period	21.98	21.29	18.77	18.31	20.38	20.11
Total Return (%)	4.67[c]	15.11	3.68	(5.32)	3.33	6.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[d]	.86	.88	.89	.91	.94[d]
Ratio of net expenses to average net assets	.80[d]	.86	.88	.89	.91	.94[d]
Ratio of net investment income to average net assets	1.00[d]	1.42	1.49	1.32	1.10	1.19[d]
Portfolio Turnover Rate	15.75[c]	37.78	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	1,086,062	1,027,565	1,043,195	895,031	763,426	1

† The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Since March 29, 2018 represents the last day during the fund’s semiannual period on which the New York Stock Exchange was open for trading, the fund’s financial statements and notes to financial statements have been presented through that date to maintain consistency with the fund’s net asset value calculations used for shareholder transactions.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	30,960,372	1,272,475,791†	–	1,303,436,163
Equity Securities - Foreign Preferred Stocks	–	24,041,329†	–	24,041,329
Registered Investment Company	46,329,107	–	–	46,329,107
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(38,934)	–	(38,934)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized (depreciation) at period end.

The statement above represents March 29, 2018 which is the last business day of the fund’s semiannual period. See Note 1.

At March 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities in the table above. At September 30, 2017, there was no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

22

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $69,775,708 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2017. The fund has $37,187,365 of short-term capital losses and $32,588,343 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: ordinary income $14,608,412. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

24

of borrowing. During the period ended March 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .82% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $35,018 during the period ended March 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended March 31, 2018, the Distributor retained $328 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2018, Class C shares were charged $7,857 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A and Class C shares were charged $5,075 and $2,619, respectively, pursuant to the Shareholder Services Plan.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $2,571 for transfer agency services and $110 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $110.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $99,519 pursuant to the custody agreement. These fees were partially offset by earnings credits of $250.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $746,213, Distribution Plan fees $1,344, Shareholder Services Plan fees $1,315, custodian fees $129,497, Chief Compliance Officer fees $3,160 and transfer agency fees $5,690, which are offset against an expense reimbursement currently in effect in the amount of $16,262.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2018, amounted to $353,010,676 and $189,896,450, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

counterparty. Forward contracts open at March 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(38,934)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(38,934)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(38,934)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(2)		-	-	(2)
UBS	(38,932)		-	-	(38,932)
Total	(38,934)		-	-	(38,934)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

28

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2018:

Average Market Value ($)
Forward contracts	71,241,502

At March 31, 2018, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $265,971,566, consisting of $282,327,739 gross unrealized appreciation and $16,356,173 gross unrealized depreciation.

At March 31, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

30

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance for Class A and Class I shares was at or below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s Class I performance was above the Performance Universe median and the fund’s Class A performance was only three basis points below the Performance Universe median. The Board considered the relative proximity of the fund’s Class A and/or Class I performance to the Performance Group and/or Performance Universe median(s) in certain periods when the performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown and the fund’s Class A total returns were above the returns of the index in six of the nine calendar years shown, including significant outperformance in 2017.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2019, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .82%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• While the Board was somewhat concerned about the fund’s general relative underperformance (compared to Expense Group and Expense Universe

32

medians), the Board noted the improved relative performance in the most recent one-year period, as well as the significant return during the period on an absolute basis.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

33

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6916SA0318

Dreyfus Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of -0.95%, Class C shares returned -1.33%, Class I shares returned -0.82%, and Class Y shares returned -0.82%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of -1.11% for the same period.2

Municipal bonds and taxable fixed-income securities encountered bouts of market volatility during the reporting period amid rising interest rates and shifting supply-and-demand dynamics. The fund produced favorable returns relative to the Index mainly due to an emphasis on revenue bonds which, produced solid returns over the reporting period.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Supply-and-Demand Dynamics Drove Municipal Bonds

Municipal bonds experienced bouts of heightened volatility early in the reporting period due to uncertainty surrounding federal tax reform proposals. As a result, states, municipalities, and authorities rushed to market before year-end 2017 with a flood of newly issued bonds, which was met with robust demand from investors worried that their tax-exempt investment opportunities might be more limited in the future.

Despite a dearth of new issuance at the start of 2018, heightened market volatility continued through the opening months of 2018 when lower corporate tax rates dampened demand for municipal bonds from banks and insurance companies. Investors also grew concerned that

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

short-term interest rates might climb more than previously expected in an environment of accelerating inflation and ballooning federal budget deficits. The market generally stabilized in March when inflation fears eased.

Yields climbed especially sharply among short-term municipal securities, causing yield differences to narrow along the market’s maturity spectrum. Lower-rated bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but several states are facing pressure from underfunded pension systems.

Higher-Yielding Bonds Supported Fund Results

The fund’s performance compared to the Index was supported by overweighted exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in state-issued general obligation bonds. Results were particularly favorable from revenue bonds backed by hospitals and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from an emphasis on bonds with maturities of 10 years and more. From a credit-rating perspective, municipal bonds with single-A ratings fared particularly well.

On the other hand, the fund’s relative performance was undermined to a degree by a relatively long average duration, which made the fund more sensitive to the impact of rising interest rates. Later in the reporting period, we adjusted the fund’s average duration to a market-neutral position.

The fund also held overweighted exposure to municipal bonds with maturities of two years and less, which proved to be one of the weaker segments of the maturity spectrum. The fund’s holdings of higher-quality municipal bonds, such as those backed by water-and-sewer facilities and other essential municipal services, underperformed their lower-rated counterparts. Finally, positions in taxable bonds, such as asset-backed securities, tended to be more sensitive to rising interest rates, and they generally lagged their tax-exempt counterparts.

A Constructive Investment Posture

While sharply lower corporate tax rates could continue to weigh on demand for municipal bonds from institutional investors, modestly lower personal tax rates seem unlikely to dampen demand from individual investors, and we expect favorable supply-and-demand dynamics to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds, and we have kept the fund’s average duration in

4

a roughly market-neutral position. We also have modestly increased the fund’s exposure to taxable asset-backed securities, the valuations of which we considered attractive.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices, reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.47	$7.18	$2.23	$2.23
Ending value (after expenses)	$990.50	$986.70	$991.80	$991.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.53	$7.29	$2.27	$2.27
Ending value (after expenses)	$1,021.44	$1,017.70	$1,022.69	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2018 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 4.2%
Asset-Backed Certificates - .1%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	1.98	1/25/37	314,028	[a]	297,799
Asset-Backed Ctfs./Auto Receivables - 3.8%
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	70,532		70,546
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/22	1,725,000	[b]	1,726,534
Daimler Trucks Retail Trust, Ser. 2018-A, Cl. A3	2.85	7/15/21	1,240,000	[b]	1,239,917
DT Auto Owner Trust, Ser. 2014-2A, Cl. D	3.68	4/15/21	661,031	[b]	661,450
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,001,052	[b]	2,014,644
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/23	1,385,000	[b]	1,384,859
Ford Credit Floorplan Master Owner Trust, Ser. 2018-1, Cl. A1	2.95	5/15/23	1,495,000		1,495,836
OSCAR US Funding Trust, Ser. 2018-1A, Cl. A3	3.23	5/10/22	1,465,000	[b]	1,476,787
Santander Retail Auto Lease Trust, Ser. 2018-A, Cl. A3	2.93	5/20/21	1,520,000	[b]	1,519,841
				11,590,414
Health Care - .3%
Dignity Health, Scd. Bonds	2.64	11/1/19	760,000		756,863
Total Bonds and Notes (cost $12,594,256)			12,645,076

Long-Term Municipal Investments - 90.7%
Alabama - .9%
Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue	5.00	9/1/29	1,000,000		1,198,270
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,250,000		1,439,725
				2,637,995
Arizona - .6%
Phoenix Civic Improvement Corporation, Junior Lien Water System Revenue	5.00	7/1/26	1,180,000		1,407,233

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Arizona - .6% (continued)
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Projects)	3.00	7/1/20	360,000	[b]	357,516
				1,764,749
Arkansas - .7%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,073,293
California - 7.5%
California, GO (Various Purpose)	5.00	8/1/28	1,500,000		1,776,585
California, GO (Various Purpose)	5.00	8/1/36	1,400,000		1,619,436
California, GO (Various Purpose) (Build America Bonds)	6.65	3/1/22	2,290,000		2,552,594
California, GO, Refunding (Various Purpose)	5.00	11/1/32	1,000,000		1,189,230
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000		1,156,140
California State University Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000		1,112,590
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	525,000	[b]	573,447
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	4.60	6/1/23	750,000		753,953
Golden State Tobacco Securitization Corporation, Revenue (Tobacco Settlement)	5.00	6/1/23	1,000,000		1,122,370
Golden State Tobacco Securitization Corporation, Revenue (Tobacco Settlement)	5.00	6/1/26	1,000,000		1,150,030
Jurupa Public Financing Authority, Special Tax Revenue	5.00	9/1/29	1,060,000		1,200,620
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000		1,138,960
Los Angeles Department of Airports, Subordinate Revenue (Los Angeles International Airport)	5.00	5/15/27	1,000,000		1,160,290

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
California - 7.5% (continued)
Los Angeles Harbor Department, Revenue (Green Bonds)	5.00	8/1/21	1,355,000	1,486,584
Sacramento County, Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,286,921
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,073,260
Stockton Public Financing Authority, Water Revenue (Build America Bonds-Delta Water Supply Project)	7.94	10/1/38	2,250,000	2,408,602
				22,761,612
Colorado - 1.2%
City and County of Denver, Airport System Subordinate Revenue	5.00	11/15/22	720,000	802,994
Colorado Health Facilities Authority, HR (Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/26	1,000,000	1,181,640
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue	5.00	12/1/31	1,490,000	1,696,261
				3,680,895
Connecticut - 1.8%
Connecticut, GO	5.00	10/15/25	2,000,000	2,202,520
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	1,840,000	2,088,161
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000	1,096,270
				5,386,951
District of Columbia - 2.1%
District of Columbia, Revenue (Ingleside Rock Creek Project)	3.88	7/1/24	1,750,000	1,750,560
District of Columbia, University Revenue (Georgetown University Issue)	5.00	4/1/24	2,015,000	2,309,512
District of Columbia, University Revenue (Georgetown University Issue)	5.00	4/1/32	1,000,000	1,154,080

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
District of Columbia - 2.1% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	1,000,000	1,125,960
				6,340,112
Florida - 8.5%
Broward County, Airport System Revenue	5.00	10/1/24	1,250,000	1,425,800
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	1,500,000	1,599,285
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	3,000,000	3,274,290
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/25	1,000,000	1,139,540
Florida Higher Educational Facilities Financing Authority, Educational Facilities Revenue (Nova Southeastern University Project)	5.00	4/1/26	1,500,000	1,729,110
Jacksonville, Special Revenue	5.00	10/1/27	1,000,000	1,145,780
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000	1,146,430
Lee County Solid Waste Systems, Revenue, Refunding	5.00	10/1/25	3,045,000	3,446,666
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,500,000	1,690,860
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.25	10/1/23	1,000,000	1,078,440
Miami-Dade County, Seaport Revenue	5.00	10/1/22	2,000,000	2,197,020
Miami-Dade County School Board, COP	5.00	5/1/26	1,500,000	1,721,925
Orange County, Tourist Development Tax Revenue	5.00	10/1/30	750,000	870,278
South Miami Health Facilities Authority, Revenue, Refunding (Baptist Health South Florida)	5.00	8/15/28	1,250,000	1,462,800
Tampa, Capital Improvement Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	556,980

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Florida - 8.5% (continued)
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/19	620,000	628,699
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/20	590,000	602,915
				25,716,818
Georgia - 3.2%
Atlanta, Airport General Revenue	5.00	1/1/22	1,000,000	1,079,700
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000	1,155,360
Fulton County Development Authority, Hospital Revenue (Wellstar Health Systems)	5.00	4/1/36	1,775,000	1,999,360
Fulton County Development Authority, Revenue (Piedmont Healthcare, Inc. Project)	5.00	7/1/25	1,000,000	1,161,090
Main Street Natural Gas Incorporated, Gas Supply Revenue, 1 Month LIBOR + .75%	1.87	9/1/23	2,000,000	[a] 1,988,960
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	2,085,000	2,238,435
				9,622,905
Hawaii - .3%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company)	4.00	3/1/37	1,090,000	1,092,976
Illinois - 6.6%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000	1,674,150
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/35	750,000	840,278
Chicago, Second Lien Water Revenue	5.00	11/1/26	1,000,000	1,123,000
Chicago, Waterworks Revenue, Refunding	5.00	11/1/20	1,500,000	1,602,330
Chicago Park District, Limited Tax GO	5.00	1/1/28	2,500,000	2,757,900
Cook County, Sales Tax Revenue, Refunding	5.00	11/15/35	1,000,000	1,147,060

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Illinois - 6.6% (continued)
Greater Chicago Metropolitan Water Reclamation District, Unlimited Tax GO	5.00	12/1/31	1,000,000	1,147,400
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000	1,142,420
Illinois Finance Authority, Revenue, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/35	1,100,000	1,201,893
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/27	1,000,000	1,168,090
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/31	1,000,000	1,149,920
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,035,000	2,107,263
Metropolitan Water Reclamation District of Greater Chicago, GO	5.00	12/1/27	1,000,000	1,167,290
South Western Development Authority, Health Facility Revenue (Memorial Group) (Prerefunded)	7.13	11/1/23	1,500,000	[c] 1,881,270
				20,110,264
Indiana - 1.3%
Indiana Finance Authority, Highway Revenue, Refunding	5.00	6/1/36	2,065,000	2,418,528
Whiting Environmental Facilities, Revenue (BP Products North America Inc. Project)	5.00	11/1/24	1,250,000	1,454,100
				3,872,628
Kansas - .4%
Kansas Development Finance Authority, Revolving Funds Revenue (Kansas Department of Health and Environment)	5.00	3/1/21	1,150,000	1,219,932
Kentucky - 1.2%
Kentucky Public Energy Authority, Gas Supply Revenue	4.00	4/1/24	2,500,000	2,664,500
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Revenue	5.00	5/15/23	1,000,000	1,107,100
				3,771,600
Louisiana - .7%
Louisiana, State Highway Improvement Revenue	5.00	6/15/25	1,000,000	1,150,160

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Louisiana - .7% (continued)
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,066,360
				2,216,520
Maryland - 1.3%
Baltimore, Convention Center Hotel Revenue (Convention Center Hotel Project)	5.00	9/1/36	1,000,000	1,120,470
Maryland Economic Development Corporation, EDR (Transportation Facilities Project) (Escrowed to Maturity)	5.13	6/1/20	1,000,000	1,057,020
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	5.00	7/1/32	1,500,000	1,714,515
				3,892,005
Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/28	1,335,000	1,532,714
Massachusetts Port Authority, Revenue, Refunding	5.00	7/1/28	1,500,000	1,760,415
				3,293,129
Michigan - 1.9%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,039,590
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/25	1,105,000	1,257,136
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,144,180
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,120,930
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,191,915

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Michigan - 1.9% (continued)
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	145,000	146,244
				5,899,995
Minnesota - .8%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project) (Escrowed to Maturity)	5.00	11/15/21	1,000,000	1,104,880
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/29	1,120,000	1,272,779
				2,377,659
Missouri - 2.3%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/23	1,000,000	1,110,080
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,000,000	1,107,030
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/27	1,000,000	1,152,440
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/29	3,120,000	3,523,603
				6,893,153
Nebraska - .4%
Nebraska Public Power District, General Revenue	5.00	1/1/30	1,000,000	1,134,970
New Jersey - 4.5%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	1,250,000	1,257,900
New Jersey Economic Development Authority, Revenue	5.00	6/15/21	2,000,000	2,134,960
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/26	1,845,000	2,018,467
New Jersey Economic Development Authority, Special Facility Revenue, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/23	1,000,000	1,103,810

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.7% (continued)
New Jersey - 4.5% (continued)
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000		1,061,070
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group)	5.00	7/1/35	1,850,000		2,097,160
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue)	5.00	7/1/25	1,000,000		1,131,820
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/18	1,000,000		1,019,640
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/24	1,000,000		1,116,070
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	910,000		913,485
				13,854,382
New York - 12.5%
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/24	2,000,000		2,293,180
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/27	2,380,000		2,790,264
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	5.00	5/15/24	1,205,000	[c]	1,403,078
Nassau County, GO (General Improvement)	5.00	10/1/21	2,000,000		2,200,120
New York City, GO	5.00	8/1/21	2,000,000		2,085,980
New York City, GO	5.00	3/1/25	1,000,000		1,144,250
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/19	1,000,000		1,028,430
New York City Housing Development Corporation, Revenue	5.00	7/1/26	2,000,000		2,233,820
New York City Transitional Finance Authority, Revenue	2.63	2/1/23	2,500,000		2,462,250
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	5.00	12/1/27	800,000	[b]	893,984

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.7% (continued)
New York - 12.5% (continued)
New York State Urban Development Corporation, Personal Income Tax Revenue	5.00	3/15/31	1,000,000		1,116,200
New York State Urban Development Corporation, Revenue	2.67	3/15/23	2,500,000		2,475,725
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,350,000		1,455,287
New York Transportation Development Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/19	2,500,000		2,559,400
Onondaga Civic Development Corporation, Revenue (Saint Joseph's Hospital Health Center Project) (Prerefunded)	5.00	7/1/19	1,000,000	[c]	1,041,200
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000		1,123,900
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000		2,427,973
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 1 Month LIBOR +.35%	1.61	12/3/19	3,500,000	[a]	3,504,795
TSASC, Revenue	5.00	6/1/32	2,000,000		2,229,980
TSASC, Inc. of New York, Subordinate Tobacco Settlement Bonds	5.00	6/1/22	1,500,000		1,617,090
				38,086,906
North Carolina - .6%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000		1,949,231
Ohio - 1.3%
Ohio Adult Correctional Capital Facilities, Revenue, Refunding (Lease Appropriations-Adult Correctional Building Fund Projects)	5.00	10/1/31	1,860,000		2,183,845
Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue (Case Western Reserve University Project)	5.00	12/1/23	1,500,000		1,717,215
				3,901,060

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Pennsylvania - 3.9%
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/28	1,000,000	1,144,780
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	2,570,000	2,868,711
Pennsylvania Turnpike Commission, Revenue, Refunding	5.00	12/1/33	2,000,000	2,275,680
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/29	1,000,000	1,142,560
Philadelphia, Gas Works Revenue	5.00	8/1/21	1,000,000	1,090,690
Philadelphia Airport, Revenue, Refunding	5.00	7/1/27	1,500,000	1,737,945
Philadelphia School District, GO	5.00	9/1/21	1,500,000	1,587,900
				11,848,266
Rhode Island - .7%
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000	1,150,920
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000	1,089,610
				2,240,530
South Carolina - .3%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/21	1,000,000	1,092,410
Tennessee - 1.6%
Memphis, GO (General Improvement)	5.00	4/1/26	1,840,000	2,143,766
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,120,000	1,304,262
Tennessee Energy Acquisition Corporation, Revenue (Gas Revenue Project)	4.00	5/1/23	1,250,000	1,337,025
				4,785,053
Texas - 14.5%
Arlington, Special Tax Revenue Sr. Lien (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/29	1,350,000	1,540,660

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Texas - 14.5% (continued)
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,575,812
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/27	1,250,000		1,433,663
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/31	1,175,000		1,319,619
Corpus Christi, Utility System Junior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		1,927,342
Dallas, GO	5.00	2/15/26	1,000,000		1,114,340
Dallas, GO, Refunding	5.00	2/15/26	1,000,000		1,163,540
Dallas, GO, Refunding	5.00	2/15/30	1,000,000		1,111,940
Denton, Utility System Revenue	5.00	12/1/27	2,000,000		2,346,320
Harris County, Tax Road GO	5.00	10/1/27	1,500,000		1,757,070
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	750,000		839,393
Houston, Airport System Special Facilities Revenue (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,097,630
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA), Auction-Based	3.77	7/1/32	2,675,000	[d]	2,587,581
Houston, Combined Utility System First Lien Revenue, MUNIPSA +.90%	2.48	5/1/20	2,500,000	[a]	2,513,725
Houston, GO (Public Improvement)	5.00	3/1/24	2,000,000		2,290,880
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/26	1,000,000		1,157,620
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/27	1,850,000		2,109,851
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/22	1,000,000		1,104,250

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Texas - 14.5% (continued)
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/24	1,500,000	1,686,030
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/21	2,000,000	2,159,960
Sam Rayburn Municipal Power Agency, Power Supply System Revenue	5.00	10/1/20	1,210,000	1,292,401
Texas, GO (College Student Loan Bonds)	5.00	8/1/22	1,500,000	1,674,405
Texas, GO (College Student Loan Bonds)	5.50	8/1/25	2,400,000	2,881,056
Texas A&M University, Financing Systems Revenue, Refunding	5.00	5/15/25	2,135,000	2,511,379
West Travis County Public Utility Agency, Revenue (Prerefunded)	5.00	8/15/21	1,140,000	[c] 1,254,695
West Travis County Public Utility Agency, Revenue, Refunding (Insured; Build America Mutual Assurance Company)	5.00	8/15/29	1,300,000	1,530,646
				43,981,808
Utah - .5%
Utah Transit Authority, Subordinated Sales Tax Revenue	5.00	6/15/35	1,500,000	1,681,560
Virginia - 1.4%
Virginia College Building Authority, Educational Facilities Revenue (Marymount University Project)	5.00	7/1/19	425,000	[b] 437,555
Virginia Public School Authority, School Financing Bonds	5.00	8/1/24	2,000,000	2,238,680
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	1,400,000	1,503,040
				4,179,275
Washington - 2.8%
King County Public Hospital District Number 1, Limited Tax GO (Valley Medical Center)	5.00	12/1/25	2,500,000	2,912,375
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/25	3,340,000	3,801,187
Washington, GO (Various Purpose)	5.00	7/1/27	1,500,000	1,759,035
				8,472,597
Wisconsin - .7%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000	1,136,260

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.7% (continued)
Wisconsin - .7% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000		1,108,980
				2,245,240
U.S. Related - .6%
Puerto Rico Highways & Transportation Authority, Highway Revenue (Insured; FSA)	5.25	7/1/36	1,600,000		1,708,960
Total Long-Term Municipal Investments (cost $273,781,207)			275,787,439

Short-Term Municipal Investments - 3.8%
California - .9%
Southern California Public Power Authority, Revenue (Magnolia Power Project) (LOC; U.S. Bank NA)	1.37	4/2/18	700,000	[e]	700,000
University of California Regents, General Revenue	1.55	4/7/18	2,000,000	[e]	2,000,000
				2,700,000
Connecticut - 1.3%
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.40	4/2/18	4,000,000	[e]	4,000,000
Maryland - 1.0%
Maryland Economic Development Corporation, Revenue (Howard Hughes Medical Institute Project)	1.57	4/7/18	3,000,000	[e]	3,000,000

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - 3.8% (continued)
New York - .6%
New York City, GO Notes (LOC; Citibank NA)	1.59	4/7/18	2,000,000	[e] 2,000,000
Total Short-Term Municipal Investments (cost $11,700,000)			11,700,000
Total Investments (cost $298,075,463)			98.7%	300,132,515
Cash and Receivables (Net)			1.3%	3,830,229
Net Assets			100.0%	303,962,744

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $12,286,534 or 4.04% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.
e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	22.6
Health Care	10.5
Education	8.8
Special Tax	8.1
Utility-Electric	7.7
Utility-Water and Sewer	5.9
City	5.1
State/Territory	4.7
Asset-Backed Ctfs./Auto Receivables	3.3
Prerefunded	2.5
County	2.3
Housing	1.1
Resource Recovery	1.1
Lease	1.1
Asset-Backed/Municipal	1.0
Asset-Backed Certificates/Corporate	.6
Pollution Control	.5
Other	11.8
98.7

† Based on net assets.
See notes to financial statements.

21

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	298,075,463	300,132,515
Cash		199,234
Interest receivable		3,558,610
Receivable for shares of Beneficial Interest subscribed		549,000
Prepaid expenses		40,051
		304,479,410
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		108,669
Payable for shares of Beneficial Interest redeemed		340,796
Accrued expenses		67,201
		516,666
Net Assets ($)		303,962,744
Composition of Net Assets ($):
Paid-in capital		301,747,913
Accumulated undistributed investment income—net		41,897
Accumulated net realized gain (loss) on investments		115,882
Accumulated net unrealized appreciation (depreciation) on investments		2,057,052
Net Assets ($)		303,962,744

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,843,975	186,518	278,250,910	6,681,341
Shares Outstanding	834,895	8,261	12,321,340	295,893
Net Asset Value Per Share ($)	22.57	22.58	22.58	22.58

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2018 (Unaudited)

Investment Income ($):
Interest Income	4,007,529
Expenses:
Investment advisory fee—Note 3(a)	576,289
Administration fee—Note 3(a)	86,443
Registration fees	43,025
Professional fees	37,397
Shareholder servicing costs—Note 3(c)	31,644
Custodian fees—Note 3(c)	12,048
Trustees’ fees and expenses—Note 3(d)	6,304
Loan commitment fees—Note 2	5,031
Prospectus and shareholders’ reports	3,214
Distribution fees—Note 3(b)	1,228
Miscellaneous	28,839
Total Expenses	831,462
Less—reduction in expenses due to undertaking—Note 3(a)	(154,425)
Less—reduction in fees due to earnings credits—Note 3(c)	(6,876)
Net Expenses	670,161
Investment Income—Net	3,337,368
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	106,938
Net unrealized appreciation (depreciation) on investments	(5,927,115)
Net Realized and Unrealized Gain (Loss) on Investments	(5,820,177)
Net (Decrease) in Net Assets Resulting from Operations	(2,482,809)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations ($):
Investment income—net	3,337,368	5,618,886
Net realized gain (loss) on investments	106,938	477,865
Net unrealized appreciation (depreciation) on investments	(5,927,115)	(2,798,780)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,482,809)	3,297,971
Distributions to Shareholders from ($):
Investment income—net:
Class A	(183,020)	(281,439)
Class C	(2,104)	(8,600)
Class I	(3,040,967)	(5,151,638)
Class Y	(80,328)	(128,528)
Net realized gain on investments:
Class A	(22,475)	(22,649)
Class C	(250)	(1,024)
Class I	(328,532)	(330,275)
Class Y	(8,808)	(10,438)
Total Distributions	(3,666,484)	(5,934,591)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,657,119	13,251,556
Class I	51,397,985	104,596,037
Class Y	70,000	6,260,000
Distributions reinvested:
Class A	203,566	298,642
Class C	2,354	9,624
Class I	3,161,652	4,928,332
Class Y	89,123	138,941
Cost of shares redeemed:
Class A	(350,335)	(2,588,091)
Class C	(396,092)	(163,910)
Class I	(19,665,372)	(75,194,981)
Class Y	(310,000)	(564,439)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	36,860,000	50,971,711
Total Increase (Decrease) in Net Assets	30,710,707	48,335,091
Net Assets ($):
Beginning of Period	273,252,037	224,916,946
End of Period	303,962,744	273,252,037
Undistributed investment income—net	41,897	10,948

25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Capital Share Transactions (Shares):
Class A
Shares sold	116,330	588,876
Shares issued for distributions reinvested	8,929	13,087
Shares redeemed	(15,383)	(113,870)
Net Increase (Decrease) in Shares Outstanding	109,876	488,093
Class C
Shares issued for distributions reinvested	103	422
Shares redeemed	(17,202)	(7,232)
Net Increase (Decrease) in Shares Outstanding	(17,099)	(6,810)
Class I
Shares sold	2,248,463	4,598,052
Shares issued for distributions reinvested	138,608	216,002
Shares redeemed	(859,812)	(3,304,942)
Net Increase (Decrease) in Shares Outstanding	1,527,259	1,509,112
Class Y
Shares sold	3,038	279,162
Shares issued for distributions reinvested	3,906	6,084
Shares redeemed	(13,717)	(25,041)
Net Increase (Decrease) in Shares Outstanding	(6,773)	260,205

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2018	Year Ended September 30,
Class A Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	23.05	23.43	23.00	23.15	22.56	23.44
Investment Operations:
Investment income—net[a]	.24	.48	.49	.52	.49	.51
Net realized and unrealized gain (loss) on investments	(.45)	(.35)	.51	.02	.59	(.76)
Total from Investment Operations	(.21)	.13	1.00	.54	1.08	(.25)
Distributions:
Dividends from Investment income—net	(.24)	(.47)	(.48)	(.51)	(.49)	(.51)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—	(.12)
Total Distributions	(.27)	(.51)	(.57)	(.69)	(.49)	(.63)
Net asset value, end of period	22.57	23.05	23.43	23.00	23.15	22.56
Total Return (%)[b]	(.95)[c]	.59	4.40	2.38	4.84	(1.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.85	.88	.89	.95	.89
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.09[d]	2.08	2.07	2.24	2.15	2.20
Portfolio Turnover Rate	8.17[c]	20.30	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	18,844	16,714	5,551	6,319	6,173	6,908

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2018		Year Ended September 30,
Class C Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	23.06	23.43	23.00	23.16	22.57	23.45
Investment Operations:
Investment income—net[a]	.15	.30	.31	.35	.32	.33
Net realized and unrealized gain (loss) on investments	(.45)	(.33)	.51	.01	.59	(.75)
Total from Investment Operations	(.30)	(.03)	.82	.36	.91	(.42)
Distributions:
Dividends from investment income—net	(.15)	(.30)	(.30)	(.34)	(.32)	(.34)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—	(.12)
Total Distributions	(.18)	(.34)	(.39)	(.52)	(.32)	(.46)
Net asset value, end of period	22.58	23.06	23.43	23.00	23.16	22.57
Total Return (%)[b]	(1.33)[c]	(.11)	3.62	1.58	4.07	(1.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78[d]	1.64	1.70	1.69	1.75	1.65
Ratio of net expenses to average net assets	1.45[d]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.34[d]	1.34	1.32	1.49	1.40	1.45
Portfolio Turnover Rate	8.17[c]	20.30	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	187	585	754	744	1,001	1,831

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

28

Six Months Ended
March 31, 2018		Year Ended September 30,
Class I Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	23.07	23.44	23.01	23.16	22.57	23.45
Investment Operations:
Investment income—net[a]	.27	.53	.54	.57	.55	.57
Net realized and unrealized gain (loss) on investments	(.47)	(.33)	.51	.03	.59	(.76)
Total from Investment Operations	(.20)	.20	1.05	.60	1.14	(.19)
Distributions:
Dividends from Investment income—net	(.26)	(.53)	(.53)	(.57)	(.55)	(.57)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—	(.12)
Total Distributions	(.29)	(.57)	(.62)	(.75)	(.55)	(.69)
Net asset value, end of period	22.58	23.07	23.44	23.01	23.16	22.57
Total Return (%)	(.82)[b]	.84	4.65	2.63	5.11	(.85)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.56	.57	.58	.68	.61
Ratio of net expenses to average net assets	.45[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.33[c]	2.33	2.32	2.48	2.40	2.45
Portfolio Turnover Rate	8.17[b]	20.30	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	278,251	248,973	217,617	191,558	145,493	123,524

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2018		Year Ended September 30,
Class Y Shares	(Unaudited)	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	23.06	23.43	23.00	23.16	22.57	22.60
Investment Operations:
Investment income—net[b]	.27	.54	.54	.57	.47	.14
Net realized and unrealized gain (loss) on investments	(.46)	(.34)	.51	.02	.68	(.03)
Total from Investment Operations	(.19)	.20	1.05	.59	1.15	.11
Distributions:
Dividends from Investment income—net	(.26)	(.53)	(.53)	(.57)	(.56)	(.14)
Dividends from net realized gain on investments	(.03)	(.04)	(.09)	(.18)	—	—
Total Distributions	(.29)	(.57)	(.62)	(.75)	(.56)	(.14)
Net asset value, end of period	22.58	23.06	23.43	23.00	23.16	22.57
Total Return (%)	(.82)[c]	.88	4.66	2.59	5.13	.50[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[d]	.55	.57	.59	.66	.58[d]
Ratio of net expenses to average net assets	.45[d]	.45	.45	.45	.45	.45[d]
Ratio of net investment income to average net assets	2.34[d]	2.33	2.32	2.48	2.40	2.57[d]
Portfolio Turnover Rate	8.17[c]	20.30	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	6,681	6,980	995	970	1,026	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Standish Mellon Asset Management Company LLC, which served as the fund’s sub-investment adviser prior to January 31, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

32

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	11,888,213	—	11,888,213
Corporate Bonds†	—	756,863	—	756,863
Municipal Bonds†	—	287,487,439	—	287,487,439

† See Statement of Investments for additional detailed categorizations.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

34

requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: tax-exempt income $5,341,468, ordinary income $252,344 and long-term capital gains $340,779. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $154,425 during the year ended March 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon AMNA, BNY Mellon AMNA serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

36

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $86,443 during the period ended March 31, 2018.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2018, Class C shares were charged $1,228 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A and Class C shares were charged $22,148 and $409, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $3,349 for transfer agency services and $206 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $206.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $12,048 pursuant to the custody agreement. These fees were partially offset by earnings credits of $6,670.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $103,105, administration fees $15,466, Distribution Plan fees $119, Shareholder Services Plan fees $4,029, custodian fees $10,269, Chief Compliance Officer fees $3,160 and transfer agency fees $1,678, which are offset against an expense reimbursement currently in effect in the amount of $29,157.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2018, amounted to $56,967,146 and $22,669,544, respectively.

At March 31, 2018, accumulated net unrealized appreciation on investments was $2,057,052, consisting of $4,349,168 gross unrealized appreciation and $2,292,116 gross unrealized depreciation.

At March 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

38

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which BNY Mellon Asset Management North America Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance of Class A shares was above the Performance Group and Performance Universe medians for the various periods, except for the three-year period when performance was one basis point below the Performance Group median, and the four-year period when performance was slightly below the Performance Group and Universe medians, while the performance of Class I was above the Performance Group and Performance Universe medians in the various periods. The Board also considered that the fund’s yield performance for Class I shares was at or above the Performance Group and Performance Universe medians for five of the ten one-year periods ended December 31st, and for Class A shares was below the Performance Group and Performance Universe medians for the various periods. Dreyfus noted the relative proximity to the median of the fund’s total return performance when performance was below median and the relative proximity to the median of the fund’s Class A shares and/or Class I shares yield performance during certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians (lowest total expense ratio in the Expense Group).

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45%. Dreyfus representatives also noted that Dreyfus has contractually agreed to waive its fees under the Administration Agreement to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in

40

fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6935SA0318

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares achieved a total return of 12.92%, Class C shares returned 12.48%, Class I shares returned 13.04%, and Class Y shares returned 13.08%.1 Between their inception on January 19, 2018 and March 31, 2018, the fund’s Class Z shares achieved a total return of 1.49%. In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), produced a total return of 8.88% for the same period.2

Small- and mid-cap growth stocks posted solidly positive returns over the reporting period amid an expanding U.S. economy and rising corporate earnings. The fund outperformed the Index, mainly due to successful security selections in the information technology, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. We employ a growth-oriented investment style in managing the fund’s portfolio, which means we seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics; and

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins.

The fund’s investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services, and communications.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, small- and mid-cap companies during the reporting period continued to benefit from better-than-expected corporate earnings, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to tax reform legislation in December 2017. Consequently, the Index hit a series of new highs through January 2018. However, inflation fears sparked heightened market volatility in February, and concerns about possible trade disputes roiled the financial markets in March. The resulting market weakness offset a portion of the reporting period’s previous gains. In this environment, small- and mid-cap growth companies produced substantially higher returns than their more value-oriented counterparts.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s results over the reporting period, supported by our security selection strategy across a variety of market sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The fund fared especially well in the information technology sector, which broadly benefited from secular trends such as the growth of cloud computing, mobile communications, autonomous vehicles, and artificial intelligence. For example, payments processor Square increased earnings by offering a broader array of services to small and midsized businesses. Marketing-and-sales software platform HubSpot saw continued growth in marketing solutions and launched a new sales platform that was well received by its customers. Software analytics provider New Relic encountered robust demand for its infrastructure measurement platform. Education technology company 2U prospered by providing a software-as-a-service platform to colleges and universities seeking to boost online course offerings. Other top technology performers included database software developer Splunk and cybersecurity software firm Proofpoint.

In the consumer discretionary sector, fitness centers operator Planet Fitness simplified its business model and boosted earnings. Restaurant chain Buffalo Wild Wings contained costs while leveraging its reputation among sports fans. A new CEO at Lululemon Athletica moved the company to a digital sales model. In the energy sector, exploration-and-production company Diamondback Energy achieved greater production growth and higher earnings.

Disappointments during the reporting period included a number of financial holdings that advanced less strongly than sector averages, such as securities exchange operator CBOE Global Markets. In the consumer staples sector, food processing company TreeHouse Foods struggled with execution missteps in an environment of weaker-than-expected market demand.

Finding Opportunities Amid Volatility

We have continued to identify what we believe are attractive investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, we have identified an ample number of small- and mid-cap growth companies meeting our investment criteria in the information technology sector and, to a lesser extent, the health care sector. In contrast, we have found relatively few opportunities in the consumer discretionary, industrials, and financials sectors.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018†
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000††	$5.36	$9.32	$3.77	$3.51	$1.62
Ending value (after expenses)	$1,129.20	$1,124.80	$1,130.40	$1,130.80	$1,014.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018†††
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000††††	$5.09	$8.85	$3.58	$3.33	$4.28
Ending value (after expenses)	$1,019.90	$1,016.16	$1,021.39	$1,021.64	$1,020.69

† From January 19, 2018 (commencement of initial offering) to March 31, 2018 for Class Z shares.

†† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.76% for Class C, .71% for Class I and .66% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .85% for Class Z, multiplied by the average account value over the period, multiplied by 69/365 (to reflect the actual days in the period).

††† Please note that while Class Z shares commenced offering on January 19, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2017 to March 31, 2018.

†††† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.76% for Class C, .71% for Class I, .66% for Class Y and .85% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Banks - 3.2%
First Republic Bank	218,192	[a]	20,206,761
SVB Financial Group	85,075	[b]	20,418,851
Texas Capital Bancshares	76,797	[b]	6,904,050
			47,529,662
Capital Goods - 13.6%
Allegion	238,682		20,357,188
AMETEK	28,959		2,200,015
Beacon Roofing Supply	386,450	[b]	20,508,901
BWX Technologies	203,360		12,919,461
Curtiss-Wright	90,550		12,230,588
Graco	223,762		10,230,399
Herc Holdings	163,644	[b]	10,628,678
Kennametal	235,621		9,462,539
Mercury Systems	507,230	[a,b]	24,509,354
Middleby	81,669	[a,b]	10,109,806
Quanta Services	484,592	[b]	16,645,735
REV Group	261,395	[a]	5,426,560
Rexnord	756,208	[b]	22,444,253
Roper Technologies	9,847		2,763,954
Xylem	243,364		18,719,559
			199,156,990
Commercial & Professional Services - 2.9%
Copart	263,221	[a,b]	13,405,846
CoStar Group	75,128	[b]	27,247,423
Waste Connections	30,624		2,196,966
			42,850,235
Consumer Durables & Apparel - 2.1%
Lululemon Athletica	331,512	[a,b]	29,544,349
PVH	10,180		1,541,557
			31,085,906
Consumer Services - 3.9%
Bright Horizons Family Solutions	60,013	[b]	5,984,496
Planet Fitness, Cl. A	916,676	[b]	34,622,853
Sotheby's	251,758	[b]	12,917,703
Wynn Resorts	19,538		3,562,950
			57,088,002
Diversified Financials - 1.1%
Cboe Global Markets	126,982		14,488,646
Invesco	37,697		1,206,681
			15,695,327

6

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 1.7%
Diamondback Energy	77,556	[a,b]	9,812,385
Helmerich & Payne	196,344	[a]	13,068,657
PDC Energy	45,719	[b]	2,241,603
			25,122,645
Food & Staples Retailing - .9%
Sprouts Farmers Market	551,420	[b]	12,941,828
Health Care Equipment & Services - 9.3%
ABIOMED	85,435	[b]	24,860,731
Acadia Healthcare	360,825	[a,b]	14,137,123
Align Technology	60,561	[b]	15,208,684
athenahealth	87,666	[b]	12,538,868
DexCom	268,892	[a,b]	19,941,031
Laboratory Corporation of America Holdings	8,956	[b]	1,448,633
Medidata Solutions	279,434	[b]	17,551,250
Nevro	193,210	[a,b]	16,745,511
WellCare Health Plans	68,414	[b]	13,247,003
			135,678,834
Materials - 4.2%
Carpenter Technology	284,723	[a]	12,561,979
Eagle Materials	240,004		24,732,412
Packaging Corporation of America	205,643		23,175,966
Vulcan Materials	13,821		1,577,944
			62,048,301
Media - 1.7%
IMAX	697,854	[a,b]	13,398,797
Liberty Media, Cl. C	391,804	[a,b]	12,087,153
			25,485,950
Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
Aerie Pharmaceuticals	218,134	[a,b]	11,833,769
Alkermes	308,470	[a,b]	17,878,921
Amicus Therapeutics	635,586	[a,b]	9,559,213
BioMarin Pharmaceutical	24,013	[b]	1,946,734
Bluebird Bio	68,427	[a,b]	11,683,910
Cambrex	161,140	[b]	8,427,622
Flexion Therapeutics	539,876	[a,b]	12,098,621
Halozyme Therapeutics	703,584	[a,b]	13,783,211
Jazz Pharmaceuticals	160,188	[b]	24,186,786
Ligand Pharmaceuticals	97,093	[a,b]	16,035,880
Neurocrine Biosciences	168,309	[a,b]	13,957,865
Radius Health	179,341	[a,b]	6,445,516
Sage Therapeutics	101,740	[a,b]	16,387,262

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 12.2% (continued)
TESARO	255,506	[a,b]	14,599,613
			178,824,923
Real Estate - .6%
Digital Realty Trust	63,676	[c]	6,710,177
Equinix	3,361	[c]	1,405,369
			8,115,546
Retailing - 1.8%
Carvana	338,171	[a]	7,754,261
Dollar Tree	30,913	[b]	2,933,644
Ollie's Bargain Outlet Holdings	258,376	[b]	15,580,073
			26,267,978
Semiconductors & Semiconductor Equipment - 5.0%
Cavium	336,790	[b]	26,734,390
NVIDIA	4,897		1,134,096
Power Integrations	499,778		34,159,826
Semtech	223,055	[b]	8,710,298
Skyworks Solutions	26,383		2,645,160
			73,383,770
Software & Services - 24.3%
2U	313,098	[b]	26,309,625
Bandwidth, Cl. A	215,307		7,031,927
Black Knight	447,765	[b]	21,089,731
CACI International, Cl. A	94,261	[b]	14,266,402
CommVault Systems	366,412	[b]	20,958,766
HubSpot	405,718	[a,b]	43,939,259
LogMeIn	238,703		27,582,132
New Relic	267,145	[b]	19,800,787
Proofpoint	258,466	[a,b]	29,374,661
ServiceNow	22,089	[b]	3,654,625
Shopify, Cl. A	250,363	[b]	31,192,726
Splunk	231,908	[b]	22,817,428
Square, Cl. A	932,660	[a,b]	45,886,872
SS&C Technologies Holdings	407,638		21,865,702
Twitter	36,778	[b]	1,066,930
Varonis Systems	319,626	[b]	19,337,373
Zscaler	7,093		199,101
			356,374,047
Technology Hardware & Equipment - 10.3%
Amphenol, Cl. A	19,976		1,720,533
FLIR Systems	335,809		16,793,808
Littelfuse	45,059	[a]	9,380,383
Lumentum Holdings	418,641	[a,b]	26,709,296

8

Description		Shares		Value ($)
Common Stocks - 99.6% (continued)
Technology Hardware & Equipment - 10.3% (continued)
NETGEAR		250,430	[b]	14,324,596
Rapid7		1,001,257	[b]	25,602,141
Trimble		347,699	[b]	12,475,440
Twilio, Cl. A		1,162,279	[a,b]	44,375,812
				151,382,009
Transportation - .8%
J.B. Hunt Transport Services		101,056		11,838,710
Total Common Stocks (cost $1,069,458,333)				1,460,870,663
	Coupon Rate (%)
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,382,699)	1.64	10,382,699	[d]	10,382,699

Investment of Cash Collateral for Securities Loaned - 5.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $83,726,051)	1.66	83,726,051	[d]	83,726,051
Total Investments (cost $1,163,567,083)		106.0%		1,554,979,413
Liabilities, Less Cash and Receivables		(6.0%)		(88,189,135)
Net Assets		100.0%		1,466,790,278

aSecurity, or portion thereof, on loan. At March 31, 2018, the value of the fund’s securities on loan was $257,961,523 and the value of the collateral held by the fund was $259,964,076, consisting of cash collateral of $83,726,051 and U.S. Government & Agency securities valued at $176,238,025.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.3
Capital Goods	13.6
Pharmaceuticals, Biotechnology & Life Sciences	12.2
Technology Hardware & Equipment	10.3
Health Care Equipment & Services	9.3
Money Market Investments	6.4
Semiconductors & Semiconductor Equipment	5.0
Materials	4.2
Consumer Services	3.9
Banks	3.2
Commercial & Professional Services	2.9
Consumer Durables & Apparel	2.1
Retailing	1.8
Media	1.7
Energy	1.7
Diversified Financials	1.1
Food & Staples Retailing	.9
Transportation	.8
Real Estate	.6
106.0

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 9/30/17($)	Purchases($)	Sales ($)	Value 3/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	156,633,716	396,475,054	469,382,719	83,726,051	5.7	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	16,523,985	210,096,282	216,237,568	10,382,699.7		105,881
Total	173,157,701	606,571,336	685,620,287	94,108,750	6.4	105,881

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $257,961,523)—Note 1(b):
Unaffiliated issuers	1,069,458,333	1,460,870,663
Affiliated issuers	94,108,750	94,108,750
Cash		4,211,638
Receivable for investment securities sold		9,848,711
Receivable for shares of Beneficial Interest subscribed		2,520,689
Dividends and securities lending income receivable		287,271
Prepaid expenses		72,253
		1,571,919,975
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		936,745
Liability for securities on loan—Note 1(b)		83,726,051
Payable for investment securities purchased		19,613,705
Payable for shares of Beneficial Interest redeemed		597,252
Interest payable—Note 2		871
Accrued expenses		255,073
		105,129,697
Net Assets ($)		1,466,790,278
Composition of Net Assets ($):
Paid-in capital		1,031,790,227
Accumulated investment (loss)—net		(1,486,096)
Accumulated net realized gain (loss) on investments		45,073,817
Accumulated net unrealized appreciation (depreciation) on investments		391,412,330
Net Assets ($)		1,466,790,278

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	275,594,363	41,898,464	575,843,353	467,050,310	106,403,788
Shares Outstanding	13,459,229	2,295,847	27,196,858	21,943,433	5,026,503
Net Asset Value Per Share ($)	20.48	18.25	21.17	21.28	21.17

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $643 foreign taxes withheld at source):
Unaffiliated issuers	1,930,697
Affiliated issuers	105,881
Income from securities lending—Note 1(b)	1,460,387
Total Income	3,496,965
Expenses:
Investment advisory fee—Note 3(a)	3,913,849
Shareholder servicing costs—Note 3(c)	674,686
Distribution fees—Note 3(b)	175,691
Registration fees	117,778
Administration fee—Note 3(a)	80,456
Trustees’ fees and expenses—Note 3(d)	46,919
Prospectus and shareholders’ reports	39,911
Professional fees	35,190
Loan commitment fees—Note 2	15,454
Custodian fees—Note 3(c)	15,397
Interest expense—Note 2	2,051
Miscellaneous	19,311
Total Expenses	5,136,693
Less—reduction in fees due to earnings credits—Note 3(c)	(5,319)
Net Expenses	5,131,374
Investment (Loss)—Net	(1,634,409)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	69,197,619
Net unrealized appreciation (depreciation) on investments	86,206,551
Net Realized and Unrealized Gain (Loss) on Investments	155,404,170
Net Increase in Net Assets Resulting from Operations	153,769,761

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	[a]	Year Ended September 30, 2017
Operations ($):
Investment (loss)—net	(1,634,409)		(193,367)
Net realized gain (loss) on investments	69,197,619		84,344,443
Net unrealized appreciation (depreciation) on investments	86,206,551		126,103,544
Net Increase (Decrease) in Net Assets Resulting from Operations	153,769,761		210,254,620
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(20,191,319)		(4,997,899)
Class C	(3,716,718)		(837,455)
Class I	(43,026,990)		(11,207,680)
Class Y	(37,073,349)		(2,582,326)
Total Distributions	(104,008,376)		(19,625,360)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	17,914,086		29,521,100
Class C	2,837,163		8,581,799
Class I	79,711,121		118,039,101
Class Y	21,173,260		277,256,945
Class Z	111,968		-
Net assets received in connection with reorganization—Note 1	148,628,433		-
Distributions reinvested:
Class A	18,783,728		4,713,908
Class C	3,704,138		834,810
Class I	42,423,586		11,079,966
Class Y	37,073,349		2,582,326
Cost of shares redeemed:
Class A	(20,008,196)		(70,237,478)
Class C	(7,113,688)		(11,517,257)
Class I	(77,184,532)		(229,273,713)
Class Y	(29,326,497)		(37,606,231)
Class Z	(2,782,022)		-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	235,945,897		103,975,276
Total Increase (Decrease) in Net Assets	285,707,282		294,604,536
Net Assets ($):
Beginning of Period	1,181,082,996		886,478,460
End of Period	1,466,790,278		1,181,082,996
Accumulated (distributions in excess of) investment income (loss)—net	(1,486,096)		148,313

14

	Six Months Ended March 31, 2018 (Unaudited)	[a]	Year Ended September 30, 2017
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	898,311		1,680,997
Shares issued in connection with reorganization—Note 1	1,221,094		-
Shares issued for distributions reinvested	994,374		281,595
Shares redeemed	(997,877)		(4,005,912)
Net Increase (Decrease) in Shares Outstanding	2,115,902		(2,043,320)
Class Cb,c
Shares sold	158,075		533,474
Shares issued in connection with reorganization—Note 1	221,479		-
Shares issued for distributions reinvested	219,439		54,849
Shares redeemed	(403,640)		(709,377)
Net Increase (Decrease) in Shares Outstanding	195,353		(121,054)
Class Ic
Shares sold	3,861,360		6,473,849
Shares issued in connection with reorganization—Note 1	598,312		-
Shares issued for distributions reinvested	2,173,340		644,559
Shares redeemed	(3,759,935)		(12,739,528)
Net Increase (Decrease) in Shares Outstanding	2,873,077		(5,621,120)
Class Yc
Shares sold	1,023,534		15,447,057
Shares issued for distributions reinvested	1,889,569		149,613
Shares redeemed	(1,425,544)		(2,016,919)
Net Increase (Decrease) in Shares Outstanding	1,487,559		13,579,751
Class Zc
Shares sold	5,218		-
Shares issued in connection with reorganization—Note 1	5,152,212		-
Shares redeemed	(130,927)		-
Net Increase (Decrease) in Shares Outstanding	5,026,503		-

[a]On January 19, 2018, the fund commenced offering Class Z shares.
[b] During the period ended March 31, 2018, 2,787 Class C shares representing $48,624 were automatically converted to 2,487 Class A shares.

[c] During the period ended March 31, 2018, 1,431 Class A shares representing $29,922 were exchanged for 1,384 Class Z shares and during the period ended September 30, 2017, 303 Class A shares representing $5,098 were exchanged for 295 Class I shares, 1,105 Class C shares representing $17,825 were exchanged for 977 Class I shares and 5,834,952 Class I shares representing $103,337,008 were exchanged for 5,808,713 Class Y shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2018		Year Ended September 30,
Class A Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.87	16.66	15.83	17.65	18.76	15.82
Investment Operations:
Investment (loss)—net[a]	(.05)	(.04)	(.06)	(.07)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	2.47	3.63	1.92	.06	1.08	4.20
Total from Investment Operations	2.42	3.59	1.86	(.01)	.99	4.14
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	20.48	19.87	16.66	15.83	17.65	18.76
Total Return (%)[b]	12.92[c]	21.95	12.11	(.42)	5.59	28.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[d]	1.04	1.04	1.03	1.04	1.02
Ratio of net expenses to average net assets	1.01[d]	1.03	1.04	1.03	1.04	1.02
Ratio of net investment (loss) to average net assets	(.48)[d]	(.20)	(.41)	(.42)	(.48)	(.34)
Portfolio Turnover Rate	30.92[c]	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	275,594	225,374	222,978	219,185	225,427	193,470

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2018		Year Ended September 30,
Class C Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.96	15.20	14.64	16.58	17.87	15.26
Investment Operations:
Investment (loss)—net[a]	(.11)	(.16)	(.17)	(.20)	(.22)	(.20)
Net realized and unrealized gain (loss) on investments	2.21	3.30	1.76	.07	1.03	4.01
Total from Investment Operations	2.10	3.14	1.59	(.13)	.81	3.81
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	18.25	17.96	15.20	14.64	16.58	17.87
Total Return (%)[b]	12.48[c]	21.00	11.28	(1.18)	4.72	27.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[d]	1.79	1.83	1.81	1.83	1.92
Ratio of net expenses to average net assets	1.76[d]	1.79	1.83	1.81	1.83	1.92
Ratio of net investment (loss) to average net assets	(1.22)[d]	(.97)	(1.19)	(1.21)	(1.26)	(1.29)
Portfolio Turnover Rate	30.92[c]	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	41,898	37,725	33,779	34,554	31,329	6,991

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2018		Year Ended September 30,
Class I Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	20.46	17.09	16.18	17.96	19.01	15.98
Investment Operations:
Investment income (loss)—net[a]	(.02)	.02	(.03)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	2.54	3.73	1.97	.06	1.09	4.24
Total from Investment Operations	2.52	3.75	1.94	.03	1.05	4.23
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	21.17	20.46	17.09	16.18	17.96	19.01
Total Return (%)	13.04[b]	22.34	12.36	(.17)	5.85	29.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[c]	.75	.79	.79	.80	.75
Ratio of net expenses to average net assets	.71[c]	.75	.79	.79	.80	.75
Ratio of net investment income (loss) to average net assets	(.18)[c]	.10	(.16)	(.19)	(.24)	(.06)
Portfolio Turnover Rate	30.92[b]	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	575,843	497,604	511,768	512,830	605,932	605,704

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2018		Year Ended September 30,
Class Y Shares	(Unaudited)	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	20.55	17.15	16.21	17.97	19.01	17.16
Investment Operations:
Investment income (loss)—net[b]	(.01)	.01	(.00)[c]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	2.55	3.77	1.97	.06	1.09	1.86
Total from Investment Operations	2.54	3.78	1.97	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(1.81)	(.38)	(1.03)	(1.81)	(2.10)	-
Net asset value, end of period	21.28	20.55	17.15	16.21	17.97	19.01
Total Return (%)	13.08[d]	22.44	12.53	(.05)	5.90	10.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[e]	.68	.68	.68	.72	.72[e]
Ratio of net expenses to average net assets	.66[e]	.68	.68	.68	.72	.72[e]
Ratio of net investment income (loss) to average net assets	(.12)[e]	.05	(.03)	(.07)	(.15)	(.26)[e]
Portfolio Turnover Rate	30.92[d]	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	467,050	420,380	117,953	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Period Ended
March 31, 2018
Class Z Shares	(Unaudited)[a]
Per Share Data ($):
Net asset value, beginning of period	20.86
Investment Operations:
Investment (loss)—net[b]	(.01)
Net realized and unrealized gain (loss) on investments	.32
Total from Investment Operations	.31
Net asset value, end of period	21.17
Total Return (%)[c]	1.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.86
Ratio of net expenses to average net assets[d]	.85
Ratio of net investment (loss) to average net assets[d]	(.38)
Portfolio Turnover Rate[c]	30.92
Net Assets, end of period ($ x 1,000)	106,404

a From January 19, 2018, (commencement of initial offering) to March 31, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including The Boston Company Asset Management, LLC which served as the fund’s sub-investment adviser prior to January 31, 2018.

On January 19, 2018, the fund commenced offering Class Z shares.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and the Company’s Board of Directors (the “Board of Dreyfus Funds, Inc.”), all of the assets, subject to the liabilities, of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares were transferred to the fund in a tax free exchange for Class A, Class C, Class I and Class Z shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares received Class A, Class C, Class I and Class Z shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C Class I and Class F shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $20.19 for Class A, $18.02 for Class C, $20.86 for Class I and $20.86 for Class Z, and a total of 1,221,094 Class A, 221,479 Class C, 598,312 Class I and 5,152,212 Class Z shares were issued to shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares, respectively in the exchange.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund	39,974,331	148,628,433
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	364,696,192	1,302,115,142

Assuming the merger had been completed on October 1, 2017, the fund’s pro forma results in the Statement of Operations during the period ended March 31, 2018 would be as follows:

Net investment income	$(2,184,620) [1]
Net realized and unrealized gain (loss) on investments	$170,775,318 [2]
Net increase (decrease) in net assets resulting from operations	$168,590,698

1 $(1,634,409) as reported in the Statement of Operations, plus $(550,211) Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund, pre-merger.

2 $155,404,170 as reported in the Statement of Operations plus $15,371,148 Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund that have been included in the fund’s Statement of Operations since January 19, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf

22

of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

24

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,386,734,791	-	-	1,386,734,791
Equity Securities - Foreign Common Stocks†	74,135,872	-	-	74,135,872
Registered Investment Companies	94,108,750	-	-	94,108,750

† See Statement of Investments for additional detailed categorizations.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2018, The Bank of New York Mellon earned $261,038 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

26

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: long-term capital gains $19,625,360. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2018 was approximately $167,600 with a related weighted average annualized interest rate of 2.45%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon AMNA, BNY Mellon AMNA serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays BNY Mellon AMNA a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $80,456 during the period ended March 31, 2018.

During the period ended March 31, 2018, the Distributor retained $10,518 from commissions earned on sales of the fund’s Class A shares and $946 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2018, Class C shares were charged $147,205 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and

28

servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2018, Class Z shares were charged $28,486 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A and Class C shares were charged $309,377 and $49,068, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $32,044 for transfer agency services and $4,997 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $4,997.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2018, the fund was charged $15,397 pursuant to the custody agreement. These fees were partially offset by earnings credits of $322.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $762,259, administration fees $13,409, Distribution Plan fees $40,276, Shareholder Services Plan fees $76,516, custodian fees $15,396, Chief Compliance Officer fees $3,160 and transfer agency fees $25,729.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2018, amounted to $495,853,551 and $400,675,800, respectively.

At March 31, 2018, accumulated net unrealized appreciation on investments was $391,412,330, consisting of $417,168,765 gross unrealized appreciation and $25,756,435 gross unrealized depreciation.

At March 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon Asset Management North America Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance (Class A and Class I shares) was above the Performance Group and Performance Universe medians for the various periods, except for the four-year period when the fund’s Class A share performance was three basis points below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians (lowest contractual and actual management fee in the Performance Group).

Dreyfus representatives stated that Dreyfus has contractually agreed to waive its fees under the Administration Agreement to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

32

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6921SA0318

Dreyfus/The Boston Company Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by John R. Porter, Todd Wakefield, CFA and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares achieved a total return of 9.22%, and Class Y shares returned 9.21%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 6.99% for the same period.2

Small-cap growth stocks posted solidly positive returns over the reporting period amid an expanding U.S. economy and rising corporate earnings. The fund outperformed the Index, mainly due to successful security selections in the information technology, consumer discretionary, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies, i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio, which means the portfolio managers seek to identify those small-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best and select stocks by: using fundamental research to identify and follow companies considered to have attractive characteristics; and investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services, and communications.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, small-cap companies during the reporting period continued to benefit from better-than-expected corporate earnings, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to tax reform legislation in December 2017. Consequently, the Index hit a series of new highs through January 2018. However, inflation fears sparked heightened market volatility in February, and concerns about possible trade disputes roiled the financial markets in March. The resulting market weakness offset a portion of the reporting period’s previous gains. In this environment, small-cap growth stocks performed substantially better than small-cap value stocks.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s results over the reporting period, supported by our security selection strategy across a variety of market sectors.

The fund fared especially well in the information technology sector, which broadly benefited from secular trends such as the growth of cloud computing, mobile communications, autonomous vehicles, and artificial intelligence. For example, communications equipment and software producer Bandwidth climbed sharply as more customers moved their data and applications to the cloud. Software analytics provider New Relic encountered robust demand for its infrastructure measurement platform. Education technology company 2U prospered by providing a software-as-a-service platform to colleges and universities seeking to boost online course offerings. Software developer Varonis Systems

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

participated in providing solutions to the growing need for data security. Marketing-and-sales software platform HubSpot saw continued growth in marketing solutions and launched a new sales platform that was well received by its customers.

In the consumer discretionary sector, fitness centers operator Planet Fitness simplified its business model and boosted earnings. Restaurant chain Buffalo Wild Wings contained costs while leveraging its reputation among sports fans. Online used car dealer Carvana appealed to millennials who prefer to buy vehicles over the Internet. The fund also fared well in the consumer staples sector, where farm products distributor Calavo Growers benefited from rising demand and higher prices for avocados, and fragrance developer Inter Parfums achieved higher licensing revenues.

Disappointments during the reporting period included health care companies such as dermatology pharmaceutical company Aclaris Therapeutics and medical device maker NxStage Medical, which encountered intensifying competitive pressures. Brookdale Senior Living failed to take full advantage of favorable demographic trends, leading to its elimination from the portfolio. In the industrials sector, human resources outsourcing provider WageWorks reported weaker-than-expected financial results, and building products supplier BMC Stock Holdings struggled with concerns about the potential impact of higher interest rates on the housing market. Finally, metals-and-mining company Ferroglobe stumbled due to execution missteps, and energy producer Laredo Petroleum fell short of growth expectations.

Finding Opportunities Amid Volatility

We have continued to identify what we believe are attractive investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, we have identified an ample number of companies in the information technology sector and, to a lesser extent, the consumer staples sector. In contrast, we have found relatively few opportunities in the industrials and consumer discretionary sectors.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018
	Class I	Class Y
Expenses paid per $1,000†	$5.22	$5.22
Ending value (after expenses)	$1,092.20	$1,092.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018
	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 3.0%
Columbia Banking System	1,212		50,844
National Bank Holdings, Cl. A	1,630		54,197
Texas Capital Bancshares	292	[a]	26,251
TriState Capital Holdings	1,538	[a]	35,759
			167,051
Capital Goods - 10.5%
Altra Industrial Motion	1,792	[b]	82,342
Beacon Roofing Supply	1,660	[a]	88,096
Curtiss-Wright	393		53,083
Herc Holdings	670	[a]	43,516
Kennametal	1,045	[b]	41,967
Mercury Systems	2,236	[a]	108,044
Milacron Holdings	4,300	[a]	86,602
Proto Labs	324	[a,b]	38,086
REV Group	2,019	[b]	41,914
			583,650
Consumer Services - 5.5%
Planet Fitness, Cl. A	4,403	[a]	166,301
Sotheby's	1,904	[a]	97,694
Texas Roadhouse	698		40,330
			304,325
Energy - 1.4%
PDC Energy	1,638	[a]	80,311
Exchange-Traded Funds - .4%
iShares Russell 2000 Growth ETF	114	[b]	21,725
Food & Staples Retailing - 1.0%
Performance Food Group	1,808	[a]	53,969
Food, Beverage & Tobacco - 3.9%
Calavo Growers	1,250	[b]	115,250
Freshpet	6,254	[a]	102,878
			218,128
Health Care Equipment & Services - 9.8%
Align Technology	146	[a]	36,665
Heska	468	[a,b]	37,005
iRhythm Technologies	885	[a]	55,711
K2M Group Holdings	2,704	[a,b]	51,241
Medidata Solutions	1,280	[a,b]	80,397
Nevro	957	[a,b]	82,943
NxStage Medical	2,833	[a]	70,428
Teladoc	2,069	[a,b]	83,381

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 9.8% (continued)
WellCare Health Plans	236	[a]	45,697
			543,468
Household & Personal Products - 1.0%
Inter Parfums	1,174	[b]	55,354
Materials - 3.9%
Carpenter Technology	1,307		57,665
Ferroglobe	5,187	[a]	55,657
Summit Materials, Cl. A	3,469	[a,b]	105,041
			218,363
Media - 1.1%
IMAX	3,251	[a]	62,419
Pharmaceuticals, Biotechnology & Life Sciences - 15.1%
Aclaris Therapeutics	2,692	[a]	47,164
Adamas Pharmaceuticals	1,641	[a,b]	39,220
Aerie Pharmaceuticals	1,176	[a,b]	63,798
Amicus Therapeutics	3,016	[a,b]	45,361
Cambrex	1,019	[a,b]	53,294
Flexion Therapeutics	3,667	[a,b]	82,177
Foamix Pharmaceuticals	5,275	[a]	27,061
Galapagos, ADR	516	[a]	51,476
Halozyme Therapeutics	2,833	[a,b]	55,498
Ligand Pharmaceuticals	427	[a,b]	70,523
Natera	4,610	[a]	42,735
NeoGenomics	3,160	[a,b]	25,786
Otonomy	4,897	[a]	20,567
Portola Pharmaceuticals	1,041	[a]	33,999
Radius Health	1,401	[a,b]	50,352
Retrophin	1,945	[a]	43,490
Sage Therapeutics	524	[a,b]	84,401
			836,902
Real Estate - 1.3%
Monmouth Real Estate Investment	1,593	[c]	23,959
Physicians Realty Trust	3,093	[b,c]	48,158
			72,117
Retailing - 2.9%
Carvana	1,444	[b]	33,111
National Vision Holdings	1,705		55,089
Ollie's Bargain Outlet Holdings	1,165	[a]	70,249
			158,449
Semiconductors & Semiconductor Equipment - 3.3%
MaxLinear	1,082	[a,b]	24,616
Power Integrations	1,781	[b]	121,731

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 3.3% (continued)
Semtech		997	[a]	38,933
				185,280
Software & Services - 23.6%
2U		1,205	[a,b]	101,256
Bandwidth, Cl. A		3,605	[b]	117,739
CACI International, Cl. A		583	[a]	88,237
CommVault Systems		1,515	[a]	86,658
LogMeIn		947		109,426
Mimecast		3,290	[a]	116,565
New Relic		1,274	[a]	94,429
Proofpoint		1,109	[a]	126,038
Rapid7		4,975	[a]	127,211
Shopify, Cl. A		1,054	[a]	131,318
Varonis Systems		2,332	[a]	141,086
Zendesk		1,482	[a]	70,943
Zscaler		27	[a,b]	758
				1,311,664
Technology Hardware & Equipment - 10.7%
Airgain		2,089	[a,b]	16,169
HubSpot		1,674	[a,b]	181,294
Littelfuse		200	[b]	41,636
Lumentum Holdings		1,708	[a,b]	108,970
NETGEAR		1,225	[a,b]	70,070
Twilio, Cl. A		4,599	[a,b]	175,590
				593,729
Transportation - .7%
Marten Transport		1,597	[b]	36,412
Total Common Stocks (cost $3,822,479)				5,503,316
	Coupon Rate (%)
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $28,139)	1.64	28,139	[d]	28,139

8

Description	Coupon Rate (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 18.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $996,271)	1.66	996,271	[d]	996,271
Total Investments (cost $4,846,889)		117.6%		6,527,726
Liabilities, Less Cash and Receivables		(17.6%)		(976,572)
Net Assets		100.0%		5,551,154

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At March 31, 2018, the value of the fund’s securities on loan was $1,758,297 and the value of the collateral held by the fund was $1,805,703, consisting of cash collateral of $996,271 and U.S. Government & Agency securities valued at $809,432.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	23.6
Money Market Investments	18.5
Pharmaceuticals, Biotechnology & Life Sciences	15.1
Technology Hardware & Equipment	10.7
Capital Goods	10.5
Health Care Equipment & Services	9.8
Consumer Services	5.5
Materials	3.9
Food, Beverage & Tobacco	3.9
Semiconductors & Semiconductor Equipment	3.3
Banks	3.0
Retailing	2.9
Energy	1.4
Real Estate	1.3
Media	1.1
Household & Personal Products	1.0
Food & Staples Retailing	1.0
Transportation	.7
Exchange-Traded Funds	.4
117.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 3/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	136,268	2,537,823	2,645,952	28,139.5		722
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,669,354	1,673,083	996,271	18.0	-
Total	136,268	5,207,177	4,319,035	1,024,410	18.5	722

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,758,297)—Note 1(b):
Unaffiliated issuers	3,822,479	5,503,316
Affiliated issuers	1,024,410	1,024,410
Cash		1,173
Receivable for investment securities sold		56,036
Receivable for shares of Beneficial Interest subscribed		2,209
Dividends and securities lending income receivable		1,494
Prepaid expenses		16,678
		6,605,316
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,626
Liability for securities on loan—Note 1(b)		996,271
Payable for investment securities purchased		17,139
Payable for shares of Beneficial Interest redeemed		2,364
Accrued expenses		35,762
		1,054,162
Net Assets ($)		5,551,154
Composition of Net Assets ($):
Paid-in capital		3,391,461
Accumulated investment (loss)—net		(13,826)
Accumulated net realized gain (loss) on investments		492,682
Accumulated net unrealized appreciation (depreciation) on investments		1,680,837
Net Assets ($)		5,551,154

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	4,927,329	623,825
Shares Outstanding	163,748	20,698
Net Asset Value Per Share ($)	30.09	30.14

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,068
Affiliated issuers	722
Income from securities lending—Note 1(b)	2,656
Total Income	13,446
Expenses:
Investment advisory fee—Note 3(a)	24,626
Professional fees	32,720
Registration fees	16,133
Custodian fees—Note 3(b)	8,247
Prospectus and shareholders’ reports	3,628
Shareholder servicing costs—Note 3(b)	3,373
Administration fee—Note 3(a)	1,847
Trustees’ fees and expenses—Note 3(c)	233
Loan commitment fees—Note 2	56
Miscellaneous	9,651
Total Expenses	100,514
Less—reduction in expenses due to undertaking—Note 3(a)	(69,695)
Less—reduction in fees due to earnings credits—Note 3(b)	(37)
Net Expenses	30,782
Investment (Loss)—Net	(17,336)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	736,839
Net unrealized appreciation (depreciation) on investments	(184,470)
Net Realized and Unrealized Gain (Loss) on Investments	552,369
Net Increase in Net Assets Resulting from Operations	535,033

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations ($):
Investment (loss)—net	(17,336)	(17,277)
Net realized gain (loss) on investments	736,839	815,339
Net unrealized appreciation (depreciation) on investments	(184,470)	317,836
Net Increase (Decrease) in Net Assets Resulting from Operations	535,033	1,115,898
Distributions to Shareholders from ($):
Net realized gain on investments:
Class I	(644,042)	(932,650)
Class Y	(202,976)	(9,494)
Total Distributions	(847,018)	(942,144)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	1,261,893	2,688,791
Class Y	811	1,898,268
Distributions reinvested:
Class I	642,223	867,499
Class Y	193,369	-
Cost of shares redeemed:
Class I	(2,149,479)	(4,654,863)
Class Y	(1,003,744)	(565,935)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,054,927)	233,760
Total Increase (Decrease) in Net Assets	(1,366,912)	407,514
Net Assets ($):
Beginning of Period	6,918,066	6,510,552
End of Period	5,551,154	6,918,066
Accumulated (distributions in excess of) investment income (loss)—net	(13,826)	3,510
Capital Share Transactions (Shares):
Class I
Shares sold	42,489	88,268
Shares issued for distributions reinvested	22,839	30,960
Shares redeemed	(71,452)	(161,788)
Net Increase (Decrease) in Shares Outstanding	(6,124)	(42,560)
Class Y
Shares sold	28	65,193
Shares issued for distributions reinvested	6,867	-
Shares redeemed	(34,827)	(18,865)
Net Increase (Decrease) in Shares Outstanding	(27,932)	46,328

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Six Months Ended March 31, 2018	Year Ended September 30,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	31.65	30.32	35.16	52.76	70.83	60.57
Investment Operations:
Investment (loss)—net[a]	(.09)	(.07)	(.08)	(.17)	(.30)	(.13)
Net realized and unrealized gain (loss) on investments	2.70	5.52	4.08	3.48	1.98	16.26
Total from Investment Operations	2.61	5.45	4.00	3.31	1.68	16.13
Distributions:
Dividends from net realized gain on investments	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)	(5.87)
Net asset value, end of period	30.09	31.65	30.32	35.16	52.76	70.83
Total Return (%)	9.22[b]	19.75	13.83	6.50	1.46	30.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.31[c]	3.08	2.06	1.40	1.15	1.04
Ratio of net expenses to average net assets	1.00[c]	1.00	.98	.95	.95	.98
Ratio of net investment (loss) to average net assets	(.56)[c]	(.23)	(.26)	(.41)	(.52)	(.22)
Portfolio Turnover Rate	50.94[b]	125.73	197.34	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	4,927	5,377	6,441	23,034	46,290	101,043

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

Class Y Shares	Six Months Ended March 31, 2018	Year Ended September 30,
(Unaudited)		2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	31.70	30.35	35.18	52.76	70.83	64.04
Investment Operations:
Investment (loss)—net[b]	(.08)	(.21)	(.07)	(.15)	(.19)	(.10)
Net realized and unrealized gain (loss) on investments	2.69	5.68	4.08	3.48	1.87	6.89
Total from Investment Operations	2.61	5.47	4.01	3.33	1.68	6.79
Distributions:
Dividends from net realized gain on investments	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)	—
Net asset value, end of period	30.14	31.70	30.35	35.18	52.76	70.83
Total Return (%)	9.21[c]	19.81	13.85	6.56	1.48	10.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.05[d]	3.18	2.17	1.40	1.11	1.07[d]
Ratio of net expenses to average net assets	1.00[d]	1.00	.97	.90	.95	.95[d]
Ratio of net investment (loss) to average net assets	(.58)[d]	(.69)	(.23)	(.35)	(.38)	(.57)[d]
Portfolio Turnover Rate	50.94[c]	125.73	197.34	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	624	1,541	70	81	156	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

16

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

18

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	5,037,095	-	-	5,037,095
Equity Securities—Foreign Common Stocks†	444,496	-	-	444,496
Exchange-Traded Fund	21,725	-	-	21,725
Registered Investment Companies	1,024,410	-	-	1,024,410

† See Statement of Investments for additional detailed categorizations.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

continuous basis. During the period ended March 31, 2018, The Bank of New York Mellon earned $663 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: long-term capital gains $942,144. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In

20

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct annual fund operating expenses for Class I and Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $69,695 during the period ended March 31, 2018.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $1,847 during the period ended March 31, 2018.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $2,155 for transfer agency services and $37 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $37.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $8,247 pursuant to the custody agreement.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $3,881, administration fees $291, custodian fees $6,872, Chief Compliance Officer fees $3,160 and transfer agency fees $725, which are offset against an expense reimbursement currently in effect in the amount of $12,303.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2018, amounted to $3,118,652 and $4,935,819, respectively.

At March 31, 2018, accumulated net unrealized appreciation on investments was $1,680,837, consisting of $1,810,655 gross unrealized appreciation and $129,818 gross unrealized depreciation.

At March 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods (including several periods in the first quartile of the Performance Group and/or Performance Universe), except for the one-year and ten-year periods when the fund’s performance was at or below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class I and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. Dreyfus representatives also noted that Dreyfus has contractually agreed to waive its fees under the Administration Agreement to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels

24

provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect of the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6941SA0318

Dreyfus/The Boston Company Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the six-month period from October 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce solidly positive returns for the reporting period overall. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates and inflation expectations increased.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through March 31, 2018, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2018, Dreyfus/The Boston Company Small Cap Value Fund’s Class A shares achieved a total return of 3.24%, Class C shares returned 2.79%, Class I shares returned 3.39%, and Class Y shares returned 3.40%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of -0.65% for the same period.2

Small-cap value stocks declined modestly over the reporting period as investors preferred more growth-oriented investments in an expanding U.S. economy. The fund outperformed the Index, mainly due to successful security selections in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies, i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks among portfolio candidates. We look for companies with strong competitive positions, high-quality management, and financial strength. We use a variety of screening methods to identify small-cap companies that might be attractive investments.

Once attractive investments have been identified, we use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, small-cap companies during the reporting period continued to benefit from better-than-expected corporate earnings, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to tax reform legislation in December 2017. Consequently, the Index hit a series of new highs through January 2018. However, inflation fears sparked heightened market volatility in February, and concerns regarding possible trade disputes roiled the financial markets in March. The resulting market weakness offset a portion of the reporting period’s previous gains. In this environment, small-cap stocks generally trailed their large-cap counterparts, and value stocks substantially lagged growth-oriented stocks.

Security Selections Bolstered Fund Performance

In contrast to the Index’s mildly negative return, the fund produced solidly positive results for the reporting period. The fund’s relative performance was supported by our security selection strategy across 9 of the 11 market sectors represented in the Index.

The fund fared especially well in the consumer discretionary sector, led by holdings among specialty retailers, multiline retailers, and textile-and-apparel companies. Apparel seller Urban Outfitters advanced after reporting better-than-expected quarterly earnings stemming from a generally improving

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

retail environment and strong results across the company’s various brands. Likewise, clothing maker Guess? rallied later in the reporting period due to continued progress on the turnaround in its North American business. Department store Dillard’s also gained value, mainly as a result of renewed strength in its apparel and men’s accessories lines. Finally, footwear designer Deckers Outdoor was aided by robust consumer demand during an unusually harsh winter season.

The fund’s results in the information technology sector were bolstered by service companies and communications equipment producers. Technology outsourcing provider DST Systems was acquired by SS&C Technologies at a premium to its stock price at the time. Telecommunications networking specialist Ciena reported higher revenues in its software division as well as strong growth in Asia/Pacific markets. Global networking company NETGEAR achieved consecutive quarters of solid revenue growth driven by sales of its new Wi-Fi routers.

Other top performers included brewer Boston Beer, which reported improved sales trends across its various brands. In the industrials sector, machinery producer Chart Industries benefited from rising demand for equipment used in the production of North American natural gas.

Disappointments proved relatively mild during the reporting period. Only the fund’s energy holdings trailed their respective Index components. Most notably, subsea engineering company Oceaneering International encountered weakness in demand from offshore drillers, prompting the company to suspend its dividend and reduce future earnings guidance. Oil services providers Newpark Resources and Oil States International also struggled in a generally weak environment for offshore oil production.

Finding Opportunities Amid Volatility

We have continued to identify what we believe to be attractive small-cap investment opportunities in an environment of positive economic growth, low unemployment, and rising corporate earnings. Moreover, current market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. As of the reporting period’s end, our bottom-up security selection process has identified an ample number of companies in the consumer discretionary, information technology, industrials, and consumer staples sectors. In contrast, we have found relatively few investment opportunities in the financials and real estate sectors.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2019, for Class Y shares, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from October 1, 2017 to March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.09	$11.43	$5.07	$4.82
Ending value (after expenses)	$1,032.40	$1,027.90	$1,033.90	$1,034.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.04	$11.35	$5.04	$4.78
Ending value (after expenses)	$1,017.95	$1,013.66	$1,019.95	$1,020.19

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.26% for Class C, 1.00% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - .8%
Gentherm	44,109	[a]	1,497,501
WABCO Holdings	3,584	[a]	479,790
			1,977,291
Banks - 19.5%
Associated Banc-Corp	125,485		3,118,302
Banner	30,719		1,704,597
Brookline Bancorp	31,577		511,547
Bryn Mawr Bank	20,372		895,349
CenterState Bank	65,493		1,737,529
Central Pacific Financial	39,095		1,112,644
CoBiz Financial	35,744		700,582
CVB Financial	52,601		1,190,887
FCB Financial Holdings, Cl. A	34,635	[a]	1,769,849
First Hawaiian	63,712		1,773,105
First Interstate BancSystem, Cl. A	59,760		2,363,508
Hancock Holding	5,076		262,429
Heritage Financial	30,206		924,304
IBERIABANK	21,015		1,639,170
National Bank Holdings, Cl. A	27,044		899,213
Old National Bancorp	104,862		1,772,168
Seacoast Banking Corporation of Florida	39,157	[a]	1,036,486
South State	25,818		2,202,275
Texas Capital Bancshares	21,263	[a]	1,911,544
UMB Financial	20,079		1,453,519
Umpqua Holdings	175,584		3,759,253
Union Bankshares	73,200		2,687,172
United Community Banks	67,319		2,130,646
Valley National Bancorp	184,463		2,298,409
Webster Financial	90,154		4,994,532
Westamerica Bancorporation	23,907		1,388,519
			46,237,538
Capital Goods - 10.6%
Aerojet Rocketdyne Holdings	66,427	[a]	1,857,963
Aerovironment	25,733	[a]	1,171,109
AGCO	5,733		371,785
Astec Industries	23,931		1,320,513
Chart Industries	32,224	[a]	1,902,183
Comfort Systems USA	20,108		829,455
EMCOR Group	24,462		1,906,324
EnerSys	47,726		3,310,753
Esterline Technologies	20,925	[a]	1,530,664

6

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Capital Goods - 10.6% (continued)
Fabrinet	26,202	[a]	822,219
Granite Construction	20,951		1,170,323
Kaman	25,904		1,609,156
Lindsay	17,163		1,569,385
Snap-on	4,005		590,898
The Greenbrier Companies	47,053		2,364,413
TPI Composites	28,962	[a]	650,197
Valmont Industries	13,967		2,043,372
			25,020,712
Commercial & Professional Services - 4.4%
Clean Harbors	12,635	[a]	616,714
Deluxe	22,956		1,698,974
Grand Canyon Education	7,632	[a]	800,749
Huron Consulting Group	13,969	[a]	532,219
Interface	55,154		1,389,881
Knoll	70,483		1,423,052
Korn/Ferry International	47,702		2,460,946
LSC Communications	83,351		1,454,475
			10,377,010
Consumer Durables & Apparel - 2.6%
Cavco Industries	3,407	[a]	591,966
Ethan Allen Interiors	61,074		1,401,648
Oxford Industries	18,850		1,405,456
Taylor Morrison Home, Cl. A	50,693	[a]	1,180,133
William Lyon Homes, Cl. A	53,941	[a]	1,482,838
			6,062,041
Consumer Services - 1.9%
Belmond, Cl. A	120,110	[a]	1,339,227
Cheesecake Factory	65,689		3,167,524
			4,506,751
Diversified Financials - 2.0%
Cohen & Steers	29,854		1,213,864
Federated Investors, Cl. B	59,830		1,998,322
Morningstar	14,961		1,429,075
			4,641,261
Energy - 5.6%
Callon Petroleum	183,680	[a]	2,431,923
Dril-Quip	48,283	[a]	2,163,078
Natural Gas Services Group	25,810	[a]	615,569
Newpark Resources	185,313	[a]	1,501,035
Oasis Petroleum	151,071	[a]	1,223,675
Oil States International	71,512	[a]	1,873,614
Patterson-UTI Energy	78,085		1,367,268

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Energy - 5.6% (continued)
PDC Energy	42,204	[a]	2,069,262
			13,245,424
Food & Staples Retailing - 3.3%
Casey's General Stores	10,905		1,197,042
SpartanNash	32,040		551,408
Sprouts Farmers Market	78,471	[a]	1,841,714
United Natural Foods	98,326	[a]	4,222,118
			7,812,282
Food, Beverage & Tobacco - 2.6%
Boston Beer, Cl. A	24,679	[a]	4,665,565
Fresh Del Monte Produce	31,370		1,419,179
			6,084,744
Health Care Equipment & Services - 5.1%
Amedisys	44,957	[a]	2,712,705
AMN Healthcare Services	41,505	[a]	2,355,409
Anika Therapeutics	16,530	[a]	821,872
Encompass Health	6,385		365,030
Globus Medical, Cl. A	14,979	[a]	746,254
NuVasive	22,387	[a]	1,168,825
Omnicell	34,232	[a]	1,485,669
Tivity Health	62,520	[a]	2,478,918
			12,134,682
Insurance - 2.0%
Hanover Insurance Group	8,383		988,272
Kemper	24,659		1,405,563
Safety Insurance Group	9,840		756,204
Selective Insurance Group	24,477		1,485,754
			4,635,793
Materials - 3.3%
Carpenter Technology	50,779		2,240,369
Commercial Metals	76,815		1,571,635
Hecla Mining	329,997		1,211,089
Louisiana-Pacific	97,379		2,801,594
			7,824,687
Media - 3.5%
Dolby Laboratories, Cl. A	5,489		348,881
E.W. Scripps, Cl. A	148,091		1,775,611
New York Times, Cl. A	104,116		2,509,196
Scholastic	31,820		1,235,889
Sinclair Broadcast Group, Cl. A	78,895		2,469,414
			8,338,991
Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
Cambrex	54,993	[a]	2,876,134

8

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 2.0% (continued)
Supernus Pharmaceuticals	39,440	[a]	1,806,352
			4,682,486
Real Estate - 5.4%
Agree Realty	32,552	[b]	1,563,798
CoreCivic	92,511	[b]	1,805,815
Cousins Properties	108,461	[b]	941,441
Education Realty Trust	40,116	[b]	1,313,799
Healthcare Trust of America, Cl. A	11,172	[b]	295,499
LaSalle Hotel Properties	45,511	[b]	1,320,274
Outfront Media	66,277	[b]	1,242,031
Pebblebrook Hotel Trust	51,042	[b]	1,753,293
Retail Properties of America, Cl. A	119,936	[b]	1,398,454
Sunstone Hotel Investors	81,405	[b]	1,238,984
			12,873,388
Retailing - 6.3%
Dave & Buster's Entertainment	20,221	[a]	844,025
Dick's Sporting Goods	81,969		2,873,013
Dillard's, Cl. A	33,060		2,656,040
Express	179,848	[a]	1,287,712
Guess?	147,103		3,050,916
Urban Outfitters	51,538	[a]	1,904,844
Williams-Sonoma	45,057		2,377,207
			14,993,757
Semiconductors & Semiconductor Equipment - 2.2%
Brooks Automation	49,881		1,350,777
Cirrus Logic	35,732	[a]	1,451,791
Photronics	127,570	[a]	1,052,453
Semtech	35,055	[a]	1,368,898
			5,223,919
Software & Services - 4.1%
Acxiom	92,778	[a]	2,106,988
CoreLogic	13,787	[a]	623,586
CSG Systems International	39,956		1,809,607
NIC	70,442		936,879
Teradata	59,206	[a]	2,348,702
Verint Systems	42,340	[a]	1,803,684
			9,629,446
Technology Hardware & Equipment - 6.2%
Belden	21,095		1,454,289
Ciena	118,195	[a]	3,061,251
Cray	54,548	[a]	1,129,144
II-VI	45,086	[a]	1,844,017

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Technology Hardware & Equipment - 6.2% (continued)
Methode Electronics		39,600		1,548,360
NETGEAR		33,200	[a]	1,899,040
NetScout Systems		65,063	[a]	1,714,410
Plantronics		7,413		447,523
Tech Data		18,672	[a]	1,589,547
				14,687,581
Telecommunication Services - .1%
NICE, ADR		3,870	[a]	363,509
Transportation - 1.9%
Hub Group, Cl. A		69,045	[a]	2,889,533
Marten Transport		45,171		1,029,899
Ryder System		8,094		589,162
				4,508,594
Utilities - 4.4%
Chesapeake Utilities		20,619		1,450,547
Hawaiian Electric Industries		59,148		2,033,508
IDACORP		21,319		1,881,828
Portland General Electric		47,597		1,928,154
Southwest Gas Holdings		46,309		3,131,878
				10,425,915
Total Common Stocks (cost $197,119,914)				236,287,802
	Coupon Rate (%)
Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $352,252)	1.64	352,252	[c]	352,252
Total Investments (cost $197,472,166)		100.0%		236,640,054
Cash and Receivables (Net)		.0%		68,602
Net Assets		100.0%		236,708,656

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in real estate investment trust.

cInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Banks	19.5
Capital Goods	10.6
Retailing	6.3
Technology Hardware & Equipment	6.2
Energy	5.6
Real Estate	5.4
Health Care Equipment & Services	5.1
Utilities	4.4
Commercial & Professional Services	4.4
Software & Services	4.1
Media	3.5
Materials	3.3
Food & Staples Retailing	3.3
Food, Beverage & Tobacco	2.6
Consumer Durables & Apparel	2.6
Semiconductors & Semiconductor Equipment	2.2
Pharmaceuticals, Biotechnology & Life Sciences	2.0
Diversified Financials	2.0
Insurance	2.0
Transportation	1.9
Consumer Services	1.9
Automobiles & Components	.8
Money Market Investment	.2
Telecommunication Services	.1
100.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 3/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,351,191	46,168,320	48,167,259	352,252.2		16,470
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	22,454,034	72,591,107	95,045,141	-	-	-
Total	24,805,225	118,759,427	143,212,400	352,252.2		16,470

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	197,119,914	236,287,802
Affiliated issuers	352,252	352,252
Cash		146,460
Receivable for investment securities sold		1,219,098
Dividends and securities lending income receivable		240,701
Receivable for shares of Beneficial Interest subscribed		4,000
Prepaid expenses		32,060
		238,282,373
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		214,797
Payable for investment securities purchased		1,227,092
Payable for shares of Beneficial Interest redeemed		55,797
Accrued expenses		76,031
		1,573,717
Net Assets ($)		236,708,656
Composition of Net Assets ($):
Paid-in capital		188,045,088
Accumulated undistributed investment income—net		303,991
Accumulated net realized gain (loss) on investments		9,191,689
Accumulated net unrealized appreciation (depreciation) on investments		39,167,888
Net Assets ($)		236,708,656

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	31,389,138	2,626,246	202,683,544	9,728
Shares Outstanding	1,428,615	121,121	9,185,315	439.17
Net Asset Value Per Share ($)	21.97	21.68	22.07	22.15

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,605,858
Affiliated issuers	16,470
Income from securities lending—Note 1(b)	57,324
Total Income	1,679,652
Expenses:
Investment advisory fee—Note 3(a)	885,561
Shareholder servicing costs—Note 3(c)	74,230
Administration fee—Note 3(a)	66,417
Professional fees	42,850
Registration fees	33,190
Custodian fees—Note 3(c)	10,340
Trustees’ fees and expenses—Note 3(d)	6,837
Distribution fees—Note 3(b)	4,030
Prospectus and shareholders’ reports	2,757
Loan commitment fees—Note 2	1,435
Interest expense—Note 2	762
Miscellaneous	13,814
Total Expenses	1,142,223
Less—reduction in expenses due to undertaking—Note 3(a)	(6)
Less—reduction in fees due to earnings credits—Note 3(c)	(423)
Net Expenses	1,141,794
Investment Income—Net	537,858
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,375,172
Net unrealized appreciation (depreciation) on investments	(11,839,680)
Net Realized and Unrealized Gain (Loss) on Investments	3,535,492
Net Increase in Net Assets Resulting from Operations	4,073,350

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations ($):
Investment income—net	537,858	1,351,784
Net realized gain (loss) on investments	15,375,172	30,411,050
Net unrealized appreciation (depreciation) on investments	(11,839,680)	3,211,974
Net Increase (Decrease) in Net Assets Resulting from Operations	4,073,350	34,974,808
Distributions to Shareholders from ($):
Investment income—net:
Class A	(786)	(68)
Class C	-	(86)
Class I	(764,932)	(910,192)
Class Y	-	(49)
Net realized gain on investments:
Class A	(52,934)	(1,375)
Class C	(1,775)	(2,601)
Class I	(31,524,410)	(16,890,205)
Class Y	(1,775)	(840)
Total Distributions	(32,346,612)	(17,805,416)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	879,511	218,468
Class C	5,673	38,302
Class I	10,597,394	27,015,506
Class Y	-	7,060,569
Net assets received in connection with reorganization—Note 1	47,350,644	-
Distributions reinvested:
Class A	51,918	561
Class C	-	1,818
Class I	31,301,262	17,276,112
Cost of shares redeemed:
Class A	(1,189,341)	(7,948)
Class C	(566,546)	(22,836)
Class I	(32,127,301)	(58,057,045)
Class Y	(7,383,640)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	48,919,574	(6,476,493)
Total Increase (Decrease) in Net Assets	20,646,312	10,692,899
Net Assets ($):
Beginning of Period	216,062,344	205,369,445
End of Period	236,708,656	216,062,344
Undistributed investment income—net	303,991	531,851

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Capital Share Transactions (Shares):
Class Aa
Shares sold	37,602	9,063
Shares issued in connection with reorganization—Note 1	1,432,564	-
Shares issued for distributions reinvested	2,311	23
Shares redeemed	(53,055)	(332)
Net Increase (Decrease) in Shares Outstanding	1,419,422	8,754
Class Ca
Shares sold	246	1,554
Shares issued in connection with reorganization—Note 1	144,830	-
Shares issued for distributions reinvested	-	75
Shares redeemed	(25,028)	(995)
Net Increase (Decrease) in Shares Outstanding	120,048	634
Class I
Shares sold	440,911	1,107,768
Shares issued in connection with reorganization—Note 1	454,425	-
Shares issued for distributions reinvested	1,389,315	712,417
Shares redeemed	(1,346,778)	(2,421,691)
Net Increase (Decrease) in Shares Outstanding	937,873	(601,506)
Class Y
Shares sold	-	293,701
Shares redeemed	(293,701)	-
Net Increase (Decrease) in Shares Outstanding	(293,701)	293,701

[a] During the period ended March 31, 2018, 4,336 Class C shares representing $95 were automatically converted to 4,284 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended March 31, 2018		Year Ended September 30,
Class A Shares	(Unaudited)	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.03	.05	.02
Net realized and unrealized gain (loss) on investments	.86	3.94	.40
Total from Investment Operations	.89	3.99	.42
Distributions:
Dividends from investment income—net	(.06)	(.09)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.10)	(2.00)	-
Net asset value, end of period	21.97	25.18	23.19
Total Return (%)[c]	3.24[d]	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[e]	1.37	1.37[e]
Ratio of net expenses to average net assets	1.40[e]	1.37	1.37[e]
Ratio of net investment income to average net assets	.31[e]	.21	.46[e]
Portfolio Turnover Rate	50.08[d]	76.86	78.56
Net Assets, end of period ($ x 1,000)	31,389	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended March 31, 2018		Year Ended September 30,
Class C Shares	(Unaudited)	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.06)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	.84	3.95	.40
Total from Investment Operations	.78	3.75	.39
Distributions:
Dividends from investment income—net	-	(.06)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.04)	(1.97)	-
Net asset value, end of period	21.68	24.94	23.16
Total Return (%)[c]	2.79[d]	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26[e]	2.30	2.13[e]
Ratio of net expenses to average net assets	2.26[e]	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.57)[e]	(.79)	(.30)[e]
Portfolio Turnover Rate	50.08[d]	76.86	78.56
Net Assets, end of period ($ x 1,000)	2,626	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

18

Six Months Ended March 31, 2018		Year Ended September 30,
Class I Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	25.27	23.20	21.95	28.21	32.76	25.65
Investment Operations:
Investment income—net[a]	.06	.15	.14	.15	.11	.26
Net realized and unrealized gain (loss) on investments	.88	3.93	3.11	(.51)	1.15	7.29
Total from Investment Operations	.94	4.08	3.25	(.36)	1.26	7.55
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.17)	(.13)	(.09)	(.22)
Dividends from net realized gain on investments	(4.04)	(1.91)	(1.83)	(5.77)	(5.72)	(.22)
Total Distributions	(4.14)	(2.01)	(2.00)	(5.90)	(5.81)	(.44)
Net asset value, end of period	22.07	25.27	23.20	21.95	28.21	32.76
Total Return (%)	3.39[b]	17.98	15.91	(2.05)	3.62	29.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	1.03	1.00	.97	.96	.99
Ratio of net expenses to average net assets	1.00[c]	1.03	1.00	.97	.96	.99
Ratio of net investment income to average net assets	.51[c]	.62	.63	.62	.37	.90
Portfolio Turnover Rate	50.08[b]	76.86	78.56	76.23	68.43	76.63
Net Assets, end of period ($ x 1,000)	202,684	208,377	205,339	255,019	318,376	385,746

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2018	Year Ended September 30,
Class Y Shares	(Unaudited)	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	(.02)	.10	.03
Net realized and unrealized gain (loss) on investments	.96	3.97	.40
Total from Investment Operations	.94	4.07	.43
Distributions:
Dividends from investment income—net	-	(.11)	-
Dividends from net realized gain on investments	(4.04)	(1.91)	-
Total Distributions	(4.04)	(2.02)	-
Net asset value, end of period	22.15	25.25	23.20
Total Return (%)	3.40[c]	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	1.00	1.12[d]
Ratio of net expenses to average net assets	.95[d]	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	(.14)[d]	.42	.72[d]
Portfolio Turnover Rate	50.08[c]	76.86	78.56
Net Assets, end of period ($ x 1,000)	10	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and Company’s Board of Directors (the “Acquired Board”), all of the assets, subject to the liabilities, of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares were transferred to the fund in a tax free exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $23.30 for Class A, $23.04 for Class C and $23.39 for Class I, and a total of 1,432,564 Class A, 144,830 Class C and 454,425 Class I shares were issued to shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund and the fund were as follows:

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund	11,406,057	47,350,643
Dreyfus/The Boston Company Small Cap Value Fund	48,975,083	211,774,488

Assuming the merger had been completed on October 1, 2017, the fund’s pro forma results in the Statement of Operations during the period ended March 31, 2018 would be as follows:

Net investment income	$515,306[1]
Net realized and unrealized gain (loss) on investments	$16,331,969[2]
Net increase (decrease) in net assets resulting from operations	$16,847,275

1  $537,858 as reported in the Statement of Operations, plus $(22,552) Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund, pre-merger.

2  $3,535,492 as reported in the Statement of Operations plus $12,796,477 Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund that have been included in the fund’s Statement of Operations since January 19, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder

22

Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

24

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities-Domestic Common Stocks†	235,924,293	-	-	235,924,293
Equity Securities-Foreign Common Stocks†	363,509	-	-	363,509
Registered Investment Company	352,252	-	-	352,252

† See Statement of Investments for additional detailed categorizations.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2018, The Bank of New York Mellon earned $12,203 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows: ordinary income $1,395,205 and long-term capital gains $16,410,211. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2018 was approximately $72,000 with a related weighted average annualized interest rate of 2.12%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2017 through February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $6 during the period ended March 31, 2018.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $66,417 during the period ended March 31, 2018.

During the period ended March 31, 2018, the Distributor retained $4 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2018, Class C shares were charged $4,030 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2018, Class A and Class C shares were charged $15,391 and $1,343, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

28

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2018, the fund was charged $8,452 for transfer agency services and $423 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $423.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2018, the fund was charged $10,340 pursuant to the custody agreement.

During the period ended March 31, 2018, the fund was charged $6,375 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $170,735, administration fees $11,965, Distribution Plan fees $1,610, Shareholder Services Plan fees $6,835, custodian fees $12,017, Chief Compliance Officer fees $3,160 and transfer agency fees $8,689, which are offset against an expense reimbursement currently in effect in the amount of $214.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2018, amounted to $117,816,044 and $111,185,731, respectively.

At March 31, 2018, accumulated net unrealized appreciation on investments was $39,167,888, consisting of $44,900,422 gross unrealized appreciation and $5,732,534 gross unrealized depreciation.

At March 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

30

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians in the one-, four- and five-year periods, at or above the Performance Group and Performance Universe medians in the two- and three-year periods and below the Performance Group median and above the Performance Universe median in the ten-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were was above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and approximately equal to the Expense Universe median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2019, to waive receipt of its fees and/or assume the direct expenses of Class Y shares so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. Dreyfus representatives also noted that Dreyfus has contractually agreed to waive its fees under the Administration Agreement to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. In addition, Dreyfus representatives noted that the fund had been generally closed to new investors from August 31, 2006 to August 1, 2016. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• While the fund’s relative performance was competitive in certain periods, the Board agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the

32

fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6944SA0318

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 29, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)